EXHIBIT 10.4








                    NAZARETH NATIONAL BANK AND TRUST COMPANY
                    ----------------------------------------

                          EMPLOYEE STOCK OWNERSHIP PLAN
                          -----------------------------

                      (Restated, Effective January 1, 1997)



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                    NAZARETH NATIONAL BANK AND TRUST COMPANY
                    ----------------------------------------

                          EMPLOYEE STOCK OWNERSHIP PLAN
                          -----------------------------

                      (Restated, Effective January 1, 1997)

                                TABLE OF CONTENTS
                                -----------------


ARTICLE           SUBJECT MATTER                                         PAGE
-------           --------------                                         ----

ARTICLE I         DEFINITIONS..............................................ii
ARTICLE II        PARTICIPATION ELIGIBILITY...............................xxi
ARTICLE III       EMPLOYER CONTRIBUTIONS................................xxiii
ARTICLE IV        TOP-HEAVY PLAN PROVISIONS.............................xxvii
ARTICLE V         PARTICIPANT CONTRIBUTIONS............................xxxiii
ARTICLE VI        ALLOCATION OF CONTRIBUTIONS............................xxxv
ARTICLE VII       ADMINISTRATIVE PROVISIONS.............................xliii
ARTICLE VIII      RETIREMENT AND DISABILITY BENEFITS......................lix
ARTICLE IX        DEATH BENEFITS...........................................lx
ARTICLE X         VESTING PROVISIONS.....................................lxvi
ARTICLE XI        IN-SERVICE BENEFITS....................................lxix
ARTICLE XII       FORM AND TIMING OF BENEFIT DISTRIBUTIONS................lxx
ARTICLE XIII      PLAN ADMINISTRATION.................................lxxviii
ARTICLE XIV       DOMESTIC RELATIONS ORDERS...........................lxxxiii
ARTICLE XV        ALLOCATION AND LIMITATION OF AUTHORITY
                  OF FIDUCIARIES AND PERSONS WITH
                  MINISTERIAL DUTIES....................................lxxxv
ARTICLE XVI       APPLICATION FOR BENEFITS AND CLAIMS
                  PROCEDURES.........................................lxxxviii
ARTICLE XVII      AMENDMENT AND TERMINATION................................xc
ARTICLE XVIII     MISCELLANEOUS PROVISIONS..............................xciii


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                    NAZARETH NATIONAL BANK AND TRUST COMPANY
                          EMPLOYEE STOCK OWNERSHIP PLAN

                      (Restated, Effective January 1, 1997)

                                   ARTICLE I

                                   DEFINITIONS
                                   ------------


      Sec.1.01 "Account" means the entire interest of a Participant, Beneficiary or Alternate Payee in this Plan. Unless otherwise specified, the value of an Account shall be determined as of a Valuation Date as closely following the event requiring such valuation as the Plan Administrator reasonably deems practicable, except that for annual reporting purposes, the Valuation Date to which reference shall be made shall be the Annual Valuation Date. A Participant's Account shall consist of his/her Company Stock Subaccount, and his/her Employer Contribution Subaccount.

      Sec. 1.02 "Accrual Computation Period" means the twelve (12) month period corresponding to the Plan Year.

      Sec. 1.03 "Affiliated Company" means any entity which, with any entity constituting Employer, constitutes: (a) a "controlled group of corporations" within the meaning of Section 414(b) of the Code; (b) a "group of trades or businesses under common control" within the meaning of Section 414(c) of the Code; or (c) an "affiliated service group" within the meaning of Section 414(m) of the Code. The term Affiliated Company shall include any other entity required to be aggregated with the Employer pursuant to regulations under Section 414(o) of the Code. For Plan Years beginning before January 1, 1997, if an Owner-Employee, who is described in Section 401(d) of the Code, is a Participant and his/her Account is credited with an allocation of an Employer contribution, any entity described in Section 401(d) of the Code shall constitute an Affiliated Company. An entity shall be considered an Affiliated Company only with respect to such period as the relationship described in the preceding sentences exists. Solely for purposes of Article VI of this Plan, whether an entity constitutes an Affiliated Company under Clause (a) or (b) above, shall be determined by application of the provisions of Section 415(h) of the Code.

      Sec. 1.04 "Age" means the chronological age attained by the Participant at his/her most recent birthday.

      Sec. 1.05 "Alternate Payee" means any individual entitled to current or future payment of benefits under this Plan pursuant to a QDRO.

      Sec. 1.06 "Anniversary Date" means the last day of the Plan Year.

      Sec. 1.07 "Annual Valuation Date" means the last day of the Plan Year.


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      Sec.  1.08  "Appraiser"  means an  independent  appraiser  satisfying  the
requirements  of  Section   401(a)(28)(C)   of  the  Code  and  the  regulations
thereunder.1

      Sec. 1.09 "Beneficiary" means any individual or entity entitled to a benefit under this Plan by reason of the death of a deceased Participant.

      Sec. 1.10 "Benefit Commencement Date" means, in the case of any benefit other than an annuity, the date on which the payee to whom reference is made receives (a) a single-sum distribution of his/her nonforfeitable interest under this Plan, or (b) the first in a series of scheduled payments. In the case of a benefit payable as a life annuity, "Benefit Commencement Date" is intended to be synonymous with the term "annuity starting date" under applicable regulations promulgated by the Secretary of the Treasury or his/her delegate. A payee who receives more than one kind of benefit under this Plan may have a separate Benefit Commencement Date as to each such benefit.

      Sec. 1.11 "Board" means the board of directors of the Employer if the Employer is a business corporation, the appropriately authorized partner(s) if the Employer is a partnership, and if none of the foregoing apply, the supreme governing body of the Employer.

      Sec. 1.12 "Break in Service" means a failure by a Participant or Employee to complete more than 500 Hours of Service during any Eligibility or Vesting Computation Period. Any Break in Service shall be deemed to have commenced on the first day of the computation period in which it occurs, or, if later, the date on which the Employee last renders service for which he/she is entitled to credit for an Hour of Service during such computation period. No Break in Service shall be deemed to occur during an Employee's initial Eligibility Computation Period solely because of his/her failure to complete more than 500 Hours of Service during any one Plan Year occurring in part during such twelve
(12) month period if the Employee completes one (1) Year of Service during such initial Eligibility Computation Period. A Break in Service shall not be deemed to have occurred during any period of Excused Absence if the Employee returns to the service of the Employer within the time permitted pursuant to the provisions of this Plan setting forth circumstances of Excused Absence. Solely for the purposes of determining whether or not a Break in Service has occurred, there shall be credited to each Employee absent from service on a Parenthood Absence the lesser of (a) the number of Hours of Service that would normally have been credited to the Participant but for such absence (if determinable, or, if not determinable, then the number of Hours of Service determined by multiplying the number of days of such absence by eight (8)), or (b) 501 Hours of Service, with all of the Hours of Service so credited



-------------------------------
1 Services of an independent appraiser must be engaged by an ESOP sponsored by a company whose stock for which there is no organized public market. However, the term may not be required in a conventional "stock bonus" plan which does not satisfy the ESOP definition of Section 4975(e)(7) of the Code (i.e., a "Title I ESOP"), nor need the term be included in an ESOP which invests in employer securities for which there is an organized public market capable of establishing the fair market value of shares at any date of reference.

being deemed to have been credited to the Eligibility and Vesting Computation Periods in which such absence begins if necessary to avoid a Break in Service in such Computation Periods, or if not necessary to avoid such Breaks in Service, then to the Eligibility and Vesting Computation Periods next following the Computation Periods in which such absence commenced.


      Sec. 1.13 "Code" means the Internal Revenue Code of 1986, as amended, and any successor statute of similar purpose. Reference to any particular section of the Code shall be a reference to that section as it existed on the Effective Date or restatement of this Plan, as it may thereafter be amended, as it may thereafter be redesignated, and to any corresponding provision of a successor statute.

      Sec. 1.14 "Company Stock" means stock (of any class) issued by the [Primary] Employer, or by a corporation which is a component of the same controlled group of corporations (within the meaning of Section 414(b) of the Code) as the [Primary] Employer.

      Sec. 1.15 "Company Stock Subaccount" means so much of a Participant's Account as is comprised of Company Stock.

      Sec. 1.16 "Compensation" means:

        (a) In General. Compensation means the wages, salaries, fees for professional services, and other amounts paid during the Accrual Computation Period of reference (whether or not paid in cash) for personal services actually rendered in the course of employment with the Employer to the extent that the amounts are includable in gross income, including, but not limited to, commissions paid salesmen, remuneration for services on the basis of a percentage of profits, commissions on insurance premiums, tips and bonuses, fringe benefits, reimbursements and expense allowances under a non-accountable plan (as described in Section 1.62-2(c) of the Income Tax Regulations). In addition, Compensation shall include: (1) amounts described in Sections 104(a)(3), 105(a), and 105(h) of the Code, but only to the extent that these amounts are includible in the gross income of the Employee; (2) amounts paid or reimbursed by the Employer for moving expenses incurred by an Employee, but only to the extent that at the time of the payments it s reasonable to believe that these amounts are not deductible by the Employee under Section 217 of the Code; (3) the value of a non-qualified stock option granted to an Employee by the Employer, but only to the extent that the value of the option is includible in the gross income of the Employee for the taxable year in which granted; and (4) the amount includible in the gross income of an Employee upon making the election described in Section 83(b) of the Code.

     (b)  Amounts Excluded.
          ------- --------

                (1) In General. However, Compensation shall not include: (i) Employer contributions to a plan of deferred compensation which are not includable in the Participant's gross income for the taxable year in which contributed, or Employer contributions under a simplified employee pension plan, or any distributions from a plan of deferred compensation (whether or not tax-qualified); (ii) amounts realized from the exercise of a nonqualified stock option, or when restricted stock (or property) held by the Participant either becomes freely transferable or is no longer subject to a substantial risk of forfeiture; (iii) amounts realized from the sale, exchange or other disposition of stock acquired under a qualified stock option; and (iv) other amounts which receive special tax benefits, or contributions made by the Employer (whether or not under a salary reduction agreement) towards the purchase of an annuity described in Section 403(b) of the Code (whether or not the amounts are excludable from the gross income of the Participant).

                (2) Other Amounts Excluded.  Notwithstanding any other provision of this Section to the contrary, Compensation shall not include reimbursement or other expense allowances, fringe benefits (cash and non-cash), moving expenses, deferred compensation, severance benefits, retention or stay bonuses or amounts becoming payable by reason of a change in control (even if payable during the course of the Participant's employment), or welfare benefits.

        (c) Inclusion of Certain Deferred Amounts. Notwithstanding the foregoing, Compensation paid or made available during a Plan Year shall also include any amount contributed by the Employer pursuant to a salary reduction agreement and which is not includable in the gross income of the Participant in accordance with Sections 402(g)(3), 125, 132(f)(4) (for Plan Years beginning on or after January 1, 2001) or 457 of the Code.

        (d) Compensation of Self-Employed Individuals. If an Employer is a sole proprietorship or partnership, a Self-Employed Individual shall be treated as an Employee and, with respect to such individual, Compensation means his/her Earned Income for the Accrual Compensation Period within the meaning of Section 401(c)(2) of the Code.

        (e) Limitation on Compensation.
            ---------- -- ------------

                (1) For Plan Years Beginning January 1, 1994 and Thereafter. In addition to other applicable limitations set forth in this Plan, and notwithstanding any other provision of this Plan to the contrary, for Plan Years beginning on or after January 1, 1994, the Compensation of each Employee taken into account under this Plan shall not exceed the Omnibus Budget and Reconciliation Act of 1993 ("OBRA `93") annual compensation limit. The OBRA `93 annual compensation limit is $150,000, as adjusted by the commissioner for increases in the cost of living in accordance with
        Section 401(a)(17)(B) of the Code. The cost-of-living adjustment in effect for a calendar year applies to any period, not exceeding twelve
        (12) months, over which Compensation is determined ("Determination Period"), beginning in such calendar year. If such Determination Period consists of fewer than twelve (12) months, the OBRA `93 annual compensation limit will be multiplied by a fraction, the numerator of which is the number of months in the Determination Period, and the denominator of which is twelve (12).

         If Compensation for any prior Determination Period is taken into account in determining an Employee's benefits accruing in the current Plan Year, Compensation for that prior Determination Period is subject to the OBRA `93 annual compensation limit in effect for such prior Determination Period. For this purpose, for Determination Periods beginning before the first day of the first Plan Year beginning on or after January 1, 1994, the OBRA `93 annual compensation limit is $150,000.

                (2) For Plan Years Beginning Prior to January 1, 1994. Notwithstanding the foregoing, Compensation for any Determination Period shall exclude annual earnings of any Employee in excess of $200,000 (or such adjusted amount as is determined by the Secretary of the Treasury or his/her delegate pursuant to the provisions of Section 401(a)(17) of the Code). In the event of an Determination Period which is less than twelve months in duration, Compensation for such Determination Period shall exclude annual earnings of any Employee in excess of an amount determined by multiplying the amount referred to in the preceding sentence by a fraction, the numerator of which is the number of complete calendar months during such Determination Period and the denominator of which is twelve (12). For purposes of this Paragraph, but only as to Determination Periods commencing prior to January 1, 1997, the Compensation of certain Highly Compensated Employees shall include the Compensation of Family Members limited, however, to the spouse of such Employee and any lineal descendants of such Employee who have not attained age 19 by the close of the Determination Computation Period.

     Sec.  1.17 "Currently Benefiting Participant" means:

        (a) a Participant who was in the employ of the Employer during the Plan Year of reference, and who, during that Plan Year did any of the following:

                (1) was in the employ of the Employer or an Affiliated Company at the end of the Plan Year, and if this Plan was not Top-Heavy for such Plan Year, completed at least 1,000 Hours of Service during the Plan Year;

                (2) retired (normal or early) during the Plan Year, having been an individual described in Subparagraph (a) (1) hereof during either of the immediately preceding two (2) Plan Years;

                (3) died during the Plan Year, having been an individual described in Subparagraph (a)(1) hereof during either of the immediately preceding two (2) Plan Years; or

                (4) experienced a Termination of Employment due to Total Disability during the Plan Year.

        (b) In addition, as to any Plan Year, if, and only if, the Plan Administrator determines that the tax-qualified status of this Plan under
     Section 401(a) of the Code for a particular Plan Year would be jeopardized if such individual were omitted from Currently Benefiting Participant status as to that Plan Year, certain Participants not described in Subparagraphs (1) through (4), inclusive, of Paragraph (a), but who, during that Plan Year, (1) were Eligible Class Employees, (2) completed more than 500 Hours of Service during that Plan Year and (3) were Non-Highly Compensated Employees, shall be deemed to be Participants described in Paragraph (a) with respect to that Plan Year to the extent necessary so that the percentage of Non-Highly Compensated Employees who benefit under the Plan over the percentage of Highly Compensated Employees who benefit under the Plan is at least seventy percent (70%) as determined under applicable Treasury regulations. The selection of those Participants who are deemed to satisfy the requirements of Paragraph (a) for the referenced Plan Year, who would otherwise not have satisfied those requirements shall be based upon Compensation starting with the Participant having the lowest Compensation during the Plan Year of reference provided, however, that each Participant who has the same Compensation as a Participant who is deemed to be a Currently Benefiting Participant shall also be deemed a Currently Benefiting Participant.

     Sec. 1.18 "Deferred Retirement Date" means the date of a Participant's retirement from the service of the Employer after the date on which occurs his/her Normal Retirement Date.

     Sec. 1.19 "Determination Year" means the Plan Year of reference.

     Sec. 1.20 "Disregarded Prior Service" means Years of Service completed prior to any Break in Service, if



        (a) (1) the Employee was not a Participant in this Plan, or (2) the Participant had no vested interest in that portion of his/her Account under this Plan attributable to Employer contributions prior to such Break in Service; and

        (b) the number of consecutive one-year Breaks in Service incurred (including in such series of consecutive one-year Breaks in Service the Break in Service with regard to which a determination is being made as to whether prior Years of Service are Disregarded Prior Service hereunder) equals or exceeds the greater of:

                (1) five (5), or

                (2) the number of Years of Service, other than Disregarded Prior Service, completed by the Employee (whether or not such Years of Service were completed as an Eligible Class Employee) prior to such Break in Service.

     Sec. 1.21 "Early Retirement Age" means Age 55, or if later, the Age attained by the Participant on the date he/she completes fifteen (15) Years of Service.

     Sec. 1.22 "Effective Date" means December 31, 1984. The effective date of this restatement is January 1, 1997. However, those provisions of this Plan which are required for compliance with the Tax Reform Act of 1986, the Omnibus Budget Reconciliation Act of 1986, the Omnibus Budget Reconciliation Act of 1987, the Technical and Miscellaneous Revenue Act of 1988, the Omnibus Budget Reconciliation Act of 1989 and the Unemployment Compensation Amendments of 1992 (as such act relates to Code Section 401(a)(31)) shall take effect no earlier than the dates required by such Acts.

     However, those provisions of this Plan which are required for compliance with the Uruguay Round Agreements Act, Pub. L. 103-465, Uniformed Services Employment and Reemployment Rights Act of 1994, Pub. L. 103-353, Small Business Job Protection Act of 1996, Pub. L. 104-188, Taxpayer Relief Act of 1997, Pub.
L. 105-34,  Internal Revenue Service  Restructuring and Reform Act of 1998, Pub.
L. 105-206, and Community Renewal Tax Relief Act of 2000, Pub. L. 106-554 shall be effective retroactively to the last permissible date on which such provision was required to become effective to assure full compliance with the act requiring its inclusion in this Plan.

     Sec. 1.23 "Eligibility Computation Period" means:

        (a) with respect to each Employee, the twelve (12) month period commencing on his/her most recent Employment Commencement Date (his/her "initial" Eligibility Computation Period), and

        (b) commencing with the Plan Year in which the Employee's initial Eligibility Computation Period ends, each and every full Plan Year during which an Employee is in the service of the Employer.

     Sec. 1.24 "Eligible Class Employee" means each Employee of the Employer, except as hereinafter provided. The term Eligible Class Employee shall not include: (a) any individual whose terms and conditions of employment are determined through collective bargaining with a third party if the issue of retirement benefits has been a bona fide subject of collective bargaining, unless the collective bargaining agreement provides for the inclusion of such person as a Participant in this Plan; (b) any Leased Employee; (c) any Employee who is a non-resident alien (within the meaning of
Section 410(b)(3)(C) of the Code) and who receives no earned income (within the meaning of Section 911(d)(2) of the Code) from the Employer which constitutes income from sources within the United States (within the meaning of Section 861(a)(3) of the Code); and (d) any individual who is not classified as an Employee by the Employer regardless of whether such individual is considered an Employee for purposes of any federal or state law. If the Employer reclassifies an individual as an Employee, he/she shall be an Eligible Class Employee prospectively from the effective date of that reclassification only, and then only if he/she otherwise satisfies the requirements of this Section. If an individual not classified by the Employer as an Employee is retroactively reclassified as such by any governmental or regulatory authority, such individual shall nonetheless be deemed to have become an Eligible Class Employee only prospectively on the event of such reclassification (and not retroactively to the date on which he/she was found to have first become an employee for any other purpose), and then only if he/she otherwise satisfies the requirements of this section.

     Sec. 1.25 "Eligible Retirement Plan" means an individual retirement account described in Section 408(a) of the Code, an individual retirement annuity described in Section 408(b) of the Code, an annuity described in Section 403(a) of the Code, or a qualified plan described in Section 401(a) of the Code, that accepts the distributee's Eligible Rollover Distribution. However, in the case of an Eligible Rollover Distribution to a surviving spouse, an Eligible Retirement Plan is an individual retirement arrangement described in Section 402(a) or (b) of the Code.

     Sec. 1.26 "Eligible Rollover Distribution" means any distribution of all or any portion of the balance of the Account of a Participant. The term "Eligible Rollover Distribution" shall not include: (a) any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the distributee or the joint lives (or joint life expectancies of the distributee and the distributee's designated beneficiary, or for a specified period of ten years or more; (b) any distribution to the extent such distribution is required under code Section 401(a)(9); (c) any hardship distribution described in Code Section 401(k)(2)(B)(i)(IV); (d) the portion of any other distribution that is not includable in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities); and (e) any other distribution(s) that is reasonably expected to total less than $200 during a year.

     Sec. 1.27 "Employee" means an individual in the employ of the Employer. The term "Employee" includes any individual who renders service to the Employer and is so characterized for federal income and wage tax withholding purposes. If an individual is retroactively reclassified to "employee" status for federal income and wage tax withholding purposes, that individual shall be deemed to have been an "Employee" (but not an "Eligible Class Employee") for the period to which such reclassification applies.

     Sec. 1.28 "Employee Retirement Income Security Act of 1974" or "ERISA" means the Act known by that name (P.L. 93-406), including all amendments thereto.

     Sec. 1.29 "Employer" means Nazareth National Bank and Trust Company and any successor or related entity thereto which adopts this Plan and joins in the corresponding Trust Agreement. The term "Employer" also includes any other entity which, with the consent of the Board, adopts this Plan and joins in the corresponding Trust Agreement.

     Sec. 1.30 "Employment Commencement Date" means, with respect to any individual, the first date on which that individual performs service as an Employee and for the Employer entitling him/her to credit for at least one (1) Hour of Service (whether or not such service was performed as an Eligible Class Employee).

     Sec. 1.31 "Entry Date" means every June 30 and December 31 thereafter during which this Plan is in effect.

     Sec. 1.32 "Excused Absence" means any of the following:

        (a) absence on leave granted by the Employer for any cause for the period stated in such leave or, if no period is stated, then for six (6) months and any extensions that the Employer may grant in writing. For the purposes of this provision, the Employer will give similar treatment to all Employees in similar circumstances;

        (b) absence in any circumstance so long as the Employee continues to receive his/her regular compensation (other than as severance pay or change of control benefits) from the Employer;

        (c) absence in the armed forces of the United States or government service in time of war or national emergency;

        (d) absence by reason of illness or disability until such time as the employment relationship between Employer and Employee is severed; and

        (e) absence under the provisions of the Family and Medical Leave Act of 1993 (P.L. 103-3), as amended, or under any applicable state law of similar purpose.

     An Excused Absence shall cease to be such retroactively to the last date on which the Employee performed service for the Employer or an Affiliated Company entitling him/her to credit for at least one (1) Hour of Service, and he/she shall be deemed to have experienced a Termination of Employment as of such date if (1) the Employee fails to return to the service of the Employer or of an Affiliated Company promptly upon expiration of any leave of absence referred to in Paragraph (a), (2) upon termination of the regular compensation payments referred to in Paragraph (b) above, (3) prior to the expiration of the period during which his/her reemployment rights are protected by law after discharge from active duty in the uniformed military service of the United States, or (4) upon recovery from illness or disability where such recovery is, in the judgment of the Plan Administrator, sufficient to permit the individual to perform the duties of any employment offered to the individual by the Employer or an Affiliated Company; provided, however, that no absence described in Paragraph
(e) hereof shall be deemed to be a cessation of employment earlier than the earliest date permissible under applicable law. Notwithstanding the foregoing to the contrary, if a Participant dies or experiences Total Disability during the course of an Excused Absence, he/she shall be deemed to have experienced a Termination of Employment on the date of his/her death or on the date as of which he/she is determined to have experienced Total Disability, as applicable.

     The Plan Administrator shall be the sole judge of whether recovery from illness or disability has occurred for this purpose.

     Sec. 1.33 "Family Member" means the spouse of the Participant and the lineal ascendants and descendants of either the Participant or that spouse.

     Sec. 1.34 "Five-Percent Owner" means any person who owns (or is considered as owning within the meaning of Section 318 of the Code, as modified by Section 416(i) of the Code) more than five percent (5%) of the outstanding voting stock of the Employer (or any entity constituting an Affiliated Company) or stock possessing more than five percent (5%) of the total combined voting power of all of the stock of such entity. If an entity is not a corporation, a person shall be considered a "Five-Percent Owner" if he/she owns more than five percent (5%) of either the capital or the profits interest in the entity.

     Sec. 1.35 "414(q) Compensation" means, with respect to any period of reference, the remuneration of the Employee taken into account under Section 415(c)(3) of the Code as then in effect, but for Plan Years beginning after December 31, 1996, including amounts contributed pursuant to a salary reduction agreement which are excludable from the Employee's gross income under Section 125 (relating to cafeteria plans), Section 402(h) (relating to elective deferrals under simplified employee pensions), elective deferral amounts under a qualified cash-or-deferred arrangement satisfying the requirements of Section 401(k), Section 403(b) (relating to tax-deferred annuities) or Section 457 (b) of the Code, and for Plan Years beginning after December 31, 2000, Section 132(f)(4) relating to qualified transportation fringe benefits).

     Sec. 1.36 "Fund" or "Trust Fund" means all of the assets of this Plan held by the Trustee (or any nominee thereof) at any time under the Trust Agreement.

     Sec. 1.37 "Highly Compensated Employee" means a person who is either a "highly compensated former employee" or a "highly compensated active employee."

        (a) A "highly compensated former employee" is any Employee who separated from service with the Employer and all Affiliated Companies (or was deemed to have separated) prior to the Determination Year, performs no service for the Employer or an Affiliated Company during the Determination Year, and was a Highly Compensated Employee for either the year in which he/she experienced a cessation of the Employer/Employee or Affiliated Company/Employee relationship or for any Determination Year ending on or after the date on which he/she attains Age 55.

        (b) For Plan Years commencing on and after January 1, 1997, a "highly compensated active employee" is any Employee who performs service for the Employer or an Affiliated Company during the Determination Year and who:

          (1) was a Five-Percent Owner at any time during the Look-Back Year or the current Plan Year; and

          (2) received 414(q) Compensation from the Employer or Affiliated Companies in the aggregate in excess of $80,000 (as adjusted pursuant to Sections 414(q)(1) and 415(d) of the Code) during the Look-Back Year and was in the Top-Paid Group during the Look-Back Year. The foregoing Top-Paid Group election shall apply consistently to the Determination Years of all plans of the Employer, except that the consistency requirement shall not apply to Determination Years beginning before January 1, 1998, and for Determination Years beginning on or after January 1, 1998 and before January 1, 2000. Satisfaction of the consistency requirement shall be determined without regard to any non-retirement plans of the Employer.

     Notwithstanding the foregoing, for the first Plan Year starting after December 31, 1996, any individual who was a Highly Compensated Employee (within the meaning of Paragraph (c) of this Section) in the last Plan Year starting prior to January 1, 1997 shall be deemed to have been a Highly Compensated
Employee for the Look-Back Year applicable to the first Plan Year commencing after December 31, 1996.

        (c) For Plan Years commencing prior to January 1, 1997, a "highly compensated active employee" is any Employee who performs service for the Employer or an Affiliated Company during the Determination Year and who:

               (1) was a Five-Percent Owner during the Look-Back Year;

               (2) received 414(q) Compensation from the Employer or Affiliated Companies in the aggregate in excess of $75,000 (as adjusted pursuant to Sections 414(q)(1) and 415(d) of the Code) during the Look-Back Year;

               (3) received 414(q) Compensation from the Employer or Affiliated Companies in the aggregate in excess of $50,000 (as adjusted pursuant to Section 414(q)(1) and 415(d) of the Code) and was a member of the Top-Paid Group for the Look-Back Year; or

               (4) was an officer of the Employer and received 414(q) Compensation during the Look-Back Year that is greater than fifty percent (50%) of the dollar limitation in effect under Section 415(b)(1)(A) of the Code.

     The term "Highly Compensated Employee" also includes an Employee who is both described in the preceding portion of this Paragraph (c) if the term "Determination Year" is substituted for "Look-Back Year" and one of the one hundred (100) Employees who received the most 414(q) Compensation from the Employer and Affiliated Companies during the Determination Year.

        (d) For the purposes of applying Paragraph (c) hereof:

               (1) If no officer has satisfied the 414(q) Compensation requirement of Paragraph (c)(4) above, during either a Determination Year or Look-Back Year, the highest paid officer for such year shall be treated as a Highly Compensated Employee.

               (2) If an Employee is, during a Determination Year or Look-Back Year, a Family Member of either a Five-Percent Owner who is an active or former Employee or a Highly Compensated Employee who is one of the ten (10) most highly compensated employees ranked on the basis of 414(q) Compensation paid by the Employer and its Affiliated Companies during such year, then the Family Member and the Five-Percent Owner or top-ten Highly Compensated Employee shall be treated as a single Employee receiving 414(q) Compensation and plan contributions or benefits equal to the sum of such 414(q) Compensation and contributions or benefits of the Family Member and Five-Percent Owner or top-ten Highly Compensated Employee.

               (3) The  determination of who is a Highly  Compensated  Employee, including the determinations of the number and identity of Employees in the top-paid group, the top one-hundred (100) Employees, the number of Employees treated as officers and the 414(q) Compensation that is considered, will be made in accordance with Section 414(q) of the Code and the regulations thereunder, as applicable to the subject Determination Year.

        (e) For the purposes of this Section, each entity constituting Employer and each Affiliated Company shall be considered collectively as a single employer.

     Sec. 1.38 "Hour of Service" means: (a) each hour for which an Employee is paid or entitled to payment for the performance of duties for the Employer during the applicable computation period; (b) each hour for which an Employee is paid or entitled to payment by the Employer on account of a period of time during which no duties are performed (irrespective of whether or not the employment relationship has terminated) due to vacation, holiday, illness, incapacity (including disability), layoff, jury or military duty, or leave of absence; and (c) each hour for which back pay, irrespective of mitigation of damages, is either awarded or agreed to by the Employer. Hours of Service shall be credited in a manner which is consistent with regulations published by the Secretary of Labor at Title 29, Code of Federal Regulations, Section 2530.200b-2(b) and (c). Hours of Service shall be credited to the Computation Period in which earned, regardless of when determined or awarded. Notwithstanding the foregoing, (1) not more than 501 Hours of Service shall be credited to an Employee on account of any single continuous period during which the Employee performs no duties for the Employer; (2) no credit shall be granted for any period with respect to which an Employee receives payment or is entitled to payment under a plan maintained solely for the purpose of complying with applicable workmen's compensation, or unemployment compensation or disability insurance laws; and (3) no credit shall be granted for a payment which solely reimburses an Employee for medical or medically related expenses incurred by the Employee. Each week of absence for military service in the armed forces of the United States from which service the Employee returns to the Employer within the period during which he/she has legally protected reemployment rights shall count as a number of Hours of Service equal to the number of Hours of Service that would have been credited to the Employee with respect to the Employee's customary week of employment during the month immediately preceding the date on which absence for military service commenced. Service rendered at overtime or other premium rates shall be credited at the rate of one (1) Hour of Service for each hour for which pay is earned, regardless of the rate of compensation in effect with respect to such hour. If the Employer maintains the plan of a predecessor employer, Hours of Service with such employer shall be considered to be Hours of Service with the Employer. Service with an Affiliated Company in any Computation Period shall be considered service with the Employer in that Computation Period for the purposes of this Plan; provided, however, that except as may otherwise be specifically provided under this Plan, Hours of Service with any entity prior to the date on which it became an Affiliated Company and Hours of Service with any entity subsequent to the date on which it ceased to be an Affiliated Company shall not be considered to be Hours of Service with the Employer.

     For purposes of this section, the term "Employee" includes an Employee and a Leased Employee.

     If an Employee's payroll records are normally kept on other than an hourly basis, as described below, the following equivalencies may be utilized in determining the number of Hours of Service to which the Employee is entitled to be credited.

     Basis Upon Which the                        Credit Granted If Participant
 Participant's Payroll Records                     Earns At Least One (1) Hour
           Are Maintained                             Of Service During Period
 -------------------------------                     --------------------------

Shift..............................................Actual hours for full shift
Day........................................................10 Hours of Service
Week.......................................................45 Hours of Service
Semi-monthly Payroll Period................................95 Hours of Service
Months of Employment......................................190 Hours of Service



     Hours of Service performed prior to December 10, 1993 by each former Employee of the Broadheadsville branch of First Eastern Bank, N.A. who became an Employee of the Employer as of such date and Hours of Service performed prior to October 7, 1994 by each former Employee of the Stroudsburg branch of CoreStates Bank, N.A. (formerly known as the Stroudsburg branch of the Third National Bank and Trust Company) who became an Employee of the Employer as of such date, shall be deemed to be Hours of Service performed for the Employer for purposes of the eligibility, vesting and benefit accrual provisions of the Plan.

     Sec. 1.39 "Investment Manager" means any fiduciary (other than a Trustee or Named Fiduciary) who has the power to manage, acquire, or dispose of any asset of this Plan and who has qualified as an "Investment Manager" within the meaning of Section 3(38) of ERISA.

     Sec. 1.40 "Leased Employee" means an individual who is not an Employee of the Employer or of an Affiliated Company, but who provides services to the Employer or an Affiliated Company where (a) such services are performed pursuant to an agreement between the recipient of those services and any other person or entity, (b) the person performing the services has done so on a substantially full-time basis for at least one year, (c) as to Plan Years starting before January 1, 1997, the services so performed are of a type historically performed in the business field of the recipient by employees and (d) as to Plan Years starting after December 31, 1996, the services so performed are performed under the primary direction and control of the recipient of those services, except that even if an individual would otherwise be considered a Leased Employee hereunder, that individual shall not be considered a Leased Employee if (1) he/she is covered by a money purchase pension plan which (i) covers all employees of the leasing organization (other than those rendering service directly to the leasing organization), (ii) provides a nonintegrated employer contribution rate of at least ten percent (10%) of compensation (as defined in
Section  415   (n)(5)(c)(iii)   of  the  Code),   and  (iii)  allows   immediate
participation and full and immediate vesting, and (2) Leased Employees (including, for this purpose, those who would be Leased Employees but for the operation of this sentence) do not constitute more than twenty percent (20%) of that part of the recipient's workforce consisting of Non-Highly Compensated Employees.

     Sec. 1.41 "Look-Back Year" means the period of twelve (12) consecutive months immediately preceding the Determination Year.

     Sec. 1.42 "Named Fiduciary" means the Employer, the Trustee, the Plan Administrator (if other than the Employer) and the Named Appeals Fiduciary. Each Named Fiduciary shall have only those particular powers, duties, responsibilities and obligations as are specifically delegated to him/her/it under this Plan and/or the Trust Agreement. Any fiduciary, if so appointed, may serve in more than one fiduciary capacity.

     Sec. 1.43 "Net Income" means the current and accumulated earnings of the Employer, as determined by the Employer's regularly engaged account on the basis of the Employer's books of account for shareholder reporting purposes, but without any deduction for any of the following: (a) depreciation, (b) extraordinary expenses or losses, (c) casualty losses in excess of recoveries (if any), (d) contributions to this or any other qualified retirement plan, or
(e) federal, state, county or municipal income taxes or income taxes imposed by any other political subdivisions. If Net Income with respect to any fiscal period is restated after a contribution based thereon has been made to this Plan, there shall be no adjustment (upward or downward) in the amount of that contribution solely by reason of the change in Net Income resulting from such restatement.

     Sec. 1.44 "Non-Highly Compensated Employee" means any Employee who is not a Highly Compensated Employee.

     Sec. 1.45 "Normal Retirement Age" means the date on which the Participant attains Age 65.

     Sec. 1.46 "Officer" means a corporate officer (or person holding a position of comparable authority in an enterprise other than a corporation); provided, however, that not more than fifty (50) persons shall be deemed Officers (or, if lesser, the greater of three (3) employees or 10% of employees), disregarding persons who are excluded from consideration for inclusion in the Top-Paid Group.

     Sec. 1.47 "Owner-Employee" means a Self-Employed Individual who is a sole-proprietor if the Employer is a sole proprietorship, or a partner owning more than 10% of either the capital or profits interest of the Employer if the Employer is a partnership.

     Sec. 1.48 "Other Assets Subaccount" means that portion, if any, of a Participant's Account that is not comprised of Company Stock.

     Sec. 1.49 "Parenthood Absence" shall mean an absence from work (a) due to the pregnancy of the individual, (b) due to the birth of a child of the individual, (c) due to the placement of a child in connection with the adoption of that child by the individual, or (d) for the purposes of caring for a child during the period immediately following the birth or placement for adoption of such child.

     Sec. 1.50 "Participant" means any individual who has been admitted to participation in this Plan pursuant to the provisions of Article II and who (a) remains an

Eligible Class Employee or (b) has ceased to be an Eligible Class Employee, but continues to have an undistributed Account under this Plan.

     Sec. 1.51 "Plan" means the Nazareth National Bank and Trust Company Employee Stock Ownership Plan as set forth herein, and as the same may from time to time hereafter be amended. Notwithstanding any provision of this Plan to the contrary, in the event that a plan is merged into this Plan or a plan's assets and/or liabilities are transferred to this Plan, the amount in each Participant's Account which is attributable to such merger or transfer shall continue to be subject to the distribution method options available under the transferor plan (as in effect on the date of such transaction) as long as, and to the extent required to comply with the requirements of applicable regulatory anti-cutback rules. This Plan is intended to be an employee stock ownership plan as defined in Section 4975(e)(7) of the Code which consists of a stock bonus plan and a money purchase plan.

     Sec. 1.52 "Plan Administrator" means the person or committee named as such pursuant to the provisions hereof, or in the absence of any such appointment, the Employer.

     Sec. 1.53 "Plan Year" means the twelve (12) month period commencing each January 1 and ending on the subsequent December 31.

     Sec. 1.54 "Prospective Beneficiary" means, as to any Participant, any individual who (or entity which), under the terms of this Plan or any valid beneficiary designation then in effect, would become a Beneficiary upon the death of the Participant if such death occurred on the date of reference.

     Sec. 1.55 "QDRO" means a "qualified domestic relations order" within the meaning of Section 206(d)(3)(B) of ERISA.

     Sec. 1.56 "Required Beginning Date" means the April 1 of the calendar year next following the calendar year in which the Participant attains Age 70-1/2, or for Plan Years beginning on or after, January 1, 2000 if later, the April 1 of the calendar year next following the calendar year in which he/she retires, except that with respect to any Participant who is a Five Percent Owner with respect to the Plan Year ending in the calendar year in which he/she attains Age 70-1/2, the Required Beginning Date shall mean April 1 of the calendar year next following the calendar year in which the Participant attains Age 70-1/2, or if later, the date determined pursuant to a valid election made by the Participant under Section 242(b) of the Tax Equity and Fiscal Responsibility Act of 1982.

     Sec. 1.57 "Restoration Contribution Subaccount" means so much of a Participant's Account as is attributable to restoration contributions made under this Plan, adjusted to reflect investment gains (losses) and expenses attributable thereto and distributions made therefrom.

     Sec. 1.58 "Retirement" means a Termination of Employment of a Participant after that Participant has attained Early Retirement Age or Normal Retirement Age.

     Sec. 1.59 "Rollover Amount" means that portion of an Eligible Rollover Distribution from this Plan that, by election of the prospective distributee, is transferred directly from this Plan to: (a) a plan that is tax-qualified under
Section 401(a) of the Code; (b) an annuity plan described in Section 403(a) of the Code; (c) one or more individual retirement arrangements within the meaning of Section 408 of the Code, or (d) a combination of any of the foregoing; except that if a prospective distributee's Eligible Rollover Distribution is less than $200, no portion thereof shall be a Rollover Amount.

     Sec. 1.60 "Securities Acquisition Loan" means a loan to this Plan or for its benefit, the sole purpose of which is to finance the acquisition of Company Stock by this Plan. Such a loan must satisfy the requirements of Treas. Reg. ss. 54.4975-7(b) and DOL regulations at 29 Code of Federal Regulations ss. 2550.408(b)-3. (The term Securities Acquisition Loan shall include, but shall not be limited to, loans made under former Section 133(b) of the Code prior to the repeal of that section, to refinancing of such loans as described in Section 1602(c)(2) of the Small Business Job Protection Act of 1996 (P.L. 104-188) (SBJPA), and to loans made under binding written contracts as described in
Section 1602(c)(3) of SBJPA).

     Sec. 1.61 "Spouse" means the individual to whom the Participant is married on the date of reference. In the context of designation of Prospective Beneficiaries and in the context of the exercise of elections under this Plan with respect to which spousal consent is normally required, the person to whom the Participant is married on the date of a Prospective Beneficiary designation or election exercise, as the case may be, is the Participant's Spouse for Plan purposes unless there then exists a court-issued legal separation order, as described in the following sentence. For the purposes of this Plan, if a court of competent jurisdiction has issued a legal separation order, the parties to whom that order pertains shall not be deemed to be married to each other, even if their marriage has not been annulled or terminated by divorce. However, to the extent that a QDRO specifies that a former spouse (or legally separated spouse) of the Participant is to be treated as the Participant's Spouse, such specified former spouse (or legally separated person) shall be treated as the Participant's Spouse under this Plan to the extent required in such QDRO, to the exclusion of any subsequent Spouse.

     Sec. 1.62 "Stock Suspense Account" means a bookkeeping account to which is credited, and in which is held, all unallocated shares of Company Stock acquired with the proceeds of a Securities Acquisition Loan and pledged as security for the repayment of that loan.

     Sec. 1.63 "Termination of Employment" means a cessation of the employer-employee relationship between the Employer and all Affiliated Companies and the Employee. Such cessation of employment shall be deemed to have occurred on the last day on which the Employee performs an Hour of Service for the Employer or an Affiliated Company in the role of a common-law employee, without reference to any period after such relationship is terminated during which the former Employee performs services as a Leased Employee, as an independent contractor, or as an employee of any enterprise which is neither the Employer nor an Affiliated Company. In addition, Termination of Employment shall not be deemed not to have occurred merely because the former Employee's wages or other compensation may be continued beyond the last day on which the former Employee renders services as an employee (within the common-law definition of that term), or because the former Employee may be entitled to payments of previously deferred compensation.

     Sec. 1.64 "Top-Paid Group" means, for any Plan Year, the group consisting of the top 20 % of the employees ranked on the basis of Compensation paid during the Plan Year, excluding from consideration: (i) those employees who have not completed six (6) months of service; (ii) those employees who normally (in 50% or more of the weeks in which he/she works) work fewer than 17.5 hours per week;
(iii) those employees who normally work at least one day per month during not more than six (6) months during any year; (iv) those employees who have not attained Age 21; (v) except to the extent provided by regulations promulgated by the Secretary of the Treasury or his/her delegate, employees who are included in a unit of employees covered by an agreement which the Secretary of Labor has determined to be a collective bargaining agreement between employee representatives and the Employer; and (vi) employees who are nonresident aliens and receive no U.S. source earned income from the Employer.

     Sec. 1.65 "Total Disability" shall mean a physical or mental condition of such severity and probable duration as to entitle the Participant to disability retirement benefits under the federal Social Security Act. The Plan Administrator shall rely, in making any determination of Total Disability hereunder, upon the judgment of one or more medical practitioners selected by
the  Plan   Administrator  and  upon  such  evidence  as  is  presented  by  the
Participant.  No  determination  of  Total  Disability  shall  be  made  if  the
Participant  fails  to  provide  such  evidence  as  is  required  by  the  Plan
Administrator and/or fails to submit to examination by the medical practitioner(s) selected by the Plan Administrator.

     Sec. 1.66 "Trust Agreement" means the Nazareth National Bank and Trust Company Employee Stock Ownership Plan Trust Agreement as the same is presently constituted, as it may hereafter be amended, and such additional and successor trust agreements as may be executed for the purpose of providing for the maintenance of the assets of this Plan.

     Sec. 1.67 "Trustee" means the party or parties so designated pursuant to the Trust Agreement and each of their respective successors.

     Sec. 1.68 "Valuation Date" means the last business day of the month and any other interim date, as designated by the Plan Administrator, on which a valuation of Company Stock is made. The last business day of the Plan Year shall be the "Annual Valuation Date."

     Sec. 1.69 "Vesting Computation Period" means the Plan Year.

     Sec. 1.70 "Year of Service" shall have the following meanings when used in this Plan:

        (a) When applied to eligibility provisions, a "Year of Service" (also referred to as a "Year of Eligibility Service") means completion of an Eligibility Computation Period in which the person is credited with 1,000 or more Hours of Service, whether or not that service is performed as an Eligible Class Employee.

        (b) When applied to vesting provisions, a "Year of Service" (also referred to as a "Year of Vesting Service") means a Vesting Computation Period in which the person completes 1,000 or more Hours of Service, whether or not that service is performed as an Eligible Class Employee, subject, however, to the limitations on service which is credited for vesting purposes as provided in this Plan.

        (c) All Years of Service which become Disregarded Prior Service shall cease to be Years of Service for all purposes under this Plan.

                                   ARTICLE II

                            PARTICIPATION ELIGIBILITY
                            -------------------------

     Sec. 2.01 Participation Commencement. Each Employee shall become a Participant on the Entry Date coincident with, or if there is no such Entry Date, then on the Entry Date next following, the date on which he/she first satisfies both of the following requirements:

        (a) he/she is an Eligible Class Employee; and

        (b) he/she has attained Age 21.

     Notwithstanding the foregoing to the contrary, no individual shall be admitted as a Participant if he/she is no longer an Eligible Class Employee on the Entry Date as of which he/she would otherwise have become a Participant.

     Sec. 2.02 Cessation of Participation. A Participant shall cease to be a Participant on the earliest date on which:

        (a) he/she receives (or there is paid on his/her behalf) his/her entire non-forfeitable interest in his/her Account or

        (b) he/she is deemed to have received a "zero dollar distribution."

     Sec. 2.03 Restoration of Participant Status. If a former Participant again becomes an Eligible Class Employee, he/she shall return to Participant status in accordance with the following rules.

        (a) If the former Participant:

               (1)  had  no   nonforfeitable   interest   in   his/her   Account
          attributable to his/her prior period of service, and

               (2) has experienced a number of consecutive one-year Breaks in Service that equals or exceeds both (i) five and (ii) the number of Years of Eligibility Service with which the former Participant was credited prior to the first of such consecutive one-year Breaks in Service, all such previously credited Years of Eligibility Service shall be disregarded, and the former Participant shall resume Participant status as of the Entry Date described in Section 2.01 on which he/she would otherwise become a Participant without reference to such period of prior service.

        (b) If the former Participant is not a person described in Paragraph (a) hereof, he/she shall resume his/her status as a Participant as of the date on which he/she resumes his/her status as an Eligible Class Employee.

     Sec. 2.04 Changes of Status.
               ------- -- ------

        (a) If an Employee who was not an Eligible Class Employee becomes an Eligible Class Employee, he/she shall become a Participant as of the later to occur of:

               (1) the date on which he/she becomes an Eligible Class Employee, or

               (2) the Entry Date specified in Section 2.01.

        (b) If a Participant remains an Employee but ceases to be an Eligible Class Employee, he/she shall remain a Participant until such time as he/she ceases to be a Participant pursuant to the provisions of Section 2.02, but neither his/her service nor his/her Compensation as other than an Eligible Class Employee shall be taken into account in determining the allocations of contributions and reallocable forfeitures to his/her Account under this Plan.

     Sec. 2.05 Waivers of Participation. Waivers of participation in this Plan shall not be permitted.

                                  ARTICLE III

                             EMPLOYER CONTRIBUTIONS
                             ----------------------


     Sec. 3.01 Determination of Amount. As of the last day of each Accrual Computation Period, the Employer shall contribute to the Trust Fund such amounts as the Board, in its absolute discretion, shall timely determine to be the Employer's contribution for the Accrual Computation Period then ending which contributions shall be reduced, however, by any amounts forfeited from the Accounts of Participants or former Participants pursuant to the provisions of
Section 6.03. This provision shall not be construed as requiring Employer to make contributions in (or with respect to) any Accrual Computation Period.

     For the purposes of this Section 3.01, the Compensation of all Highly Compensated Employees who are Currently Benefiting Participants, and with respect to Plan Years beginning prior to January 1, 1997, the Compensation of any Family Member shall be subject to adjustment in the manner set forth in
Section 6.03 of this Plan if that Section applies.

     Sec. 3.02 Method of Contribution. Employer contributions will be paid in cash, Company Stock or other property as the Board of the Employer may from time to time determine. Company Stock and other property will be valued at fair market value at the time of such contribution. Notwithstanding the above, to the extent that the Plan has current obligations under a Securities Acquisition Loan, the Employer's contribution shall be paid to the Plan in cash in sufficient timely amounts to meet the terms of such obligations.

     Sec. 3.03 Reinstatement Contributions. As to each Plan Year, the Employer shall contribute to this Plan such sums, if any, as may be required to reinstate amounts previously forfeited from the Account of each Participant who:

        (a) received a cash-out of the vested portion of his/her Account in connection with a prior Termination of Employment, if the cash-out was less than 100% of the Participant's Account at the time of distribution and during the Plan Year makes a timely restoration contribution in accordance with the provisions of this Plan (or, in the case of a Participant who received a "zero dollar cash-out," is deemed to have done so); or

        (b) experienced a forfeiture in connection with a Termination of Employment, if the Termination of Employment was subsequently classified as a Termination of Employment on account of Total Disability.

     For the purposes of this Section, the amount forfeited or deemed forfeited, and therefore the amount of any reinstatement, shall be denominated in United States dollars and not in shares of Company Stock. Accordingly, any such reinstatement contribution that represents shares of Company Stock forfeited or deemed forfeited shall be an amount representing the fair market value of the forfeited (or deemed forfeited) shares determined at the time of forfeiture, without adjustment for subsequent changes in value of such shares or dividends payable with respect to such shares.

     Sec. 3.04 Military Service Make-Up Contributions. To the extent that the Employer is required to make contributions to this Plan for any Participant in order to comply with the provisions of Chapter 43 of Title 38 of the United States Code, such contributions shall be made (without adjustment for any investment gains or losses, earnings or expenses) when the Participant resumes service as an Employee of the Employer or an Affiliated Company within the time that his/her reemployment rights are protected under the Uniformed Services Employment and Reemployment Rights Act of 1994. Any such military service make-up contribution shall be in an amount equal to the sum of the contributions that the Employer would have made for allocation to the Participant's Account (without adjustment to reflect investment gains or losses or income or expenses that would have been attributable thereto) had the Participant remained in the employ of the Employer as an Eligible Class Employee throughout the period of his/her military service absence, with imputed Compensation equal to the Compensation he/she would have earned at his/her rate of pay from the Employer in effect immediately prior to inception of his/her absence for military service. For the purposes hereof, all military service make-up contributions allocable to the Account of any Participant shall be in cash in the amount of the sum of the missed contributions, treating all contributions that would have been made in the form of Company Stock as contributions that would have been made in cash in an amount equal to the fair market value of the Company Stock that would have been allocated to the Participant's Company Stock Subaccount at the time of contribution.

     Sec. 3.05 Timing of Contributions.
               ------ -- -------------

        (a) Contributions. Contributions made pursuant to Section 3.01 hereof shall be paid over to the Trustee on or before the date established (including any extensions of such date) for the filing of the Employer's federal income tax return for the fiscal year to which the contribution relates.

        (b) Reinstatement Contributions.  Contributions made pursuant to Section
     3.03 hereof shall be paid over to the Trustee as promptly as practicable after the corresponding restoration contribution has been made by the Participant, and in any event, on or before the last day of the Plan Year in which the restoration contribution associated therewith is made.

        (c) Military Service Make-Up Contributions. Contributions made pursuant to Section 3.04 hereof shall be paid over to the Trustee as promptly as practicable after the Participant has returned to service with the Employer or an Affiliated Company subsequent to the period of military service with respect to which the make-up contributions are made.

     Sec. 3.06 Contingent Nature of Contributions. To the extent that the deductibility thereof is subsequently denied, each contribution made by the Employer pursuant to the provisions of Section 3.01 hereof is hereby made expressly contingent on the current deductibility thereof for Federal income tax purposes for the year with respect to which such contribution is made.

     Sec. 3.07 Exclusive Benefit; Refund of Contributions. All contributions made by the Employer are made for the exclusive benefit of the Participants and their Beneficiaries, and such contributions shall not be used for nor diverted to purposes other than for the exclusive benefit of the Participants and their Beneficiaries (including the costs of maintaining and administering this Plan and Trust Fund). Notwithstanding the foregoing, to the extent that such refunds do not, in themselves, deprive this Plan of its qualified status, refunds of contributions shall be made to the Employer under the following circumstances and subject to the foregoing limitations:

        (a) Initial Qualification. If this Plan is submitted to the Internal Revenue Service within the time required to preserve the right to amend it retroactively to the Effective Date, if the Internal Revenue Service makes an adverse determination with regard to this Plan in connection with the qualification requirements of Section 401(a) of the Code, and if the Board declines to amend this Plan to satisfy such qualification requirements, contributions made with respect to any period of nonqualification and prior to receipt of notification by the Employer of the determination by the Internal Revenue Service that this Plan has failed to qualify shall be returned to the Employer.

        (b) Disallowance of Deduction. To the extent that a federal income tax deduction is disallowed for any contribution made by the Employer, the Trustee shall refund to the Employer the amount so disallowed within one
     (1) year of the date of such disallowance.

        (c) Mistake of Fact. In the case of a contribution which is made in whole or in part by reason of a mistake of fact (for example, incorrect information as to the eligibility or compensation of an Employee, or a mathematical error), so much of the Employer contribution as is attributable to the mistake of fact shall be returnable to the Employer upon demand, upon presentation of evidence of the mistake of fact to the Trustee and of calculations as to the impact of such mistake. Demand and repayment must be effectuated within one (1) year after the payment of the contribution to which the mistake applies.

        (d) Specifically Authorized Refunds. The provisions of this Section shall not be construed to prohibit the refund to the Employer of any amount contributed by the Employer if such refund is: (1) made to enable this Plan to satisfy nondiscrimination or other requirements imposed by the Code; (2) consistent with both (i) regulations promulgated by the Secretary of the Treasury and (ii) provisions of this Plan; or (3) made pursuant to any procedure approved by the Secretary of the

     Treasury or his/her delegate for the correction of operational errors relating to administration of this Plan.

        (e) General Conditions Pertaining to Refunds.

               (1) Except where regulations require that a refund be accompanied by earnings attributable thereto, all refunds paid to the Employer shall be made without interest but shall be reduced by the amount of investment losses and shall be deducted to the extent possible from among the Other Asset Subaccounts of the Participants as an investment loss and then from the Company Stock Subaccounts of the Participants.

               (2) Amounts to be refunded shall, to the extent identifiable to Accounts maintained for one or more specific Participants (as in the case of certain mistakes of fact, determination by the Internal Revenue Service that a portion of a Participant's Compensation was not reasonable, and amounts refunded to achieve compliance with the limitations of Section 415 of the Code) shall be deducted directly from each such Account in the amount identifiable thereto.

               (3) Notwithstanding any other provision of this section, no refund shall be made to the Employer which is specifically chargeable against the Account of any Participant which is in excess of one hundred percent (100%) of the amount in such Account, nor shall a refund be made by the Trustee of any funds, otherwise subject to refund hereunder, which have been distributed to Participants, Beneficiaries or Alternate Payees. In the case that previously distributed sums become refundable, the Employer shall have a claim directly against the distributee(s) to the extent of the refundable amounts distributed to each of them.

               (4) All refunds pursuant to Paragraphs (a), (b) and (c) of this section shall be limited in amount, circumstance and timing to those refunds permissible under Section 403(c) of ERISA. No refund shall be made if, solely by reason of such refund having been made, this Plan would cease to be a tax-qualified Plan under Section 401(a) of the Code.

                                   ARTICLE IV

                            TOP-HEAVY PLAN PROVISIONS
                            -------------------------



     Sec. 4.01 Application. For each Plan Year in which this Plan is or becomes a Top-Heavy Plan, as hereinafter defined, the provisions of this Article shall supersede any conflicting provisions of this Plan. Under the provisions of this Article, a Participant may receive increased Employer contributions and/or an increase in his/her vested interest.

     Sec. 4.02 Minimum Contribution.
               ------- ------------

        (a) Except as otherwise provided in this Section, with respect to each Top-Heavy Plan Year, a minimum contribution shall be made by the Employer and allocated to the Employer Contribution Subaccount of each Participant described in Paragraph (f) of this Section who is not a Key Employee. Except as otherwise provided in this Section, such minimum contribution and allocation shall be an amount determined by multiplying (1) three percent (3%) by (2) the Participant's compensation, as defined in Section 415 of the Code and the regulations thereunder.

        (b) The minimum contribution and allocation described in Paragraph (a) of this Section, may be reduced if no Key Employee's Employer Contribution Subaccount is credited (or required to be credited) with an amount of Employer contribution including elective contributions (with respect to that Top-Heavy Plan Year) equal to or exceeding three percent (3%) of his/her compensation (as defined in Section 415 of the Code and the regulations thereunder) for that Top-Heavy Plan Year. For such Top-Heavy Plan Year, the largest percentage calculated in accordance with the preceding sentence shall be determined and such lesser percentage shall be substituted for the three percent (3%) stated in Subparagraph (a)(1) of this Section. For the purpose of this Paragraph, all defined contribution plans included in a Required Aggregation Group will be treated as one plan. This Paragraph shall not apply in any Plan Year in which this Plan is a part of an Aggregation Group containing a defined benefit pension plan if this Plan enables a defined benefit plan required to be included in such group to meet the requirements of Sections 401(a)(4) or 410 of the Code.

        (c) The minimum contribution and allocation described in Paragraphs (a) and (b) of this Section, shall be reduced to the extent that a Participant's Employer Contribution Subaccount is credited with an Employer contribution under the terms of this Plan without the application of Paragraph (a) of this Section. In the event a Participant is covered by any other qualified defined contribution plan(s) sponsored by the Employer, the minimum contribution and allocation described in Paragraphs (a) and (b) of this Section shall be reduced by the amount of Employer contributions allocated to the account of such Participant under such other qualified defined contribution plan(s).

        (d) In the event that a Participant described in Paragraph (f) is also a Participant in a qualified defined benefit plan(s) sponsored by the Employer, then for each Top-Heavy Plan Year five percent (5%) shall be substituted for three percent (3%) in Paragraph (a) of this Section for purposes of determining the amount of minimum contribution and allocation that may be required to be made by the Employer.

        (e) The following special rules shall apply for purposes of determining what Employer contributions are made or are required to be made:

               (1) Benefits under or contributions made to Social Security or related to self-employment income shall be disregarded;

               (2) Solely for purposes of determining the amount described in Paragraph (b), Employee contributions by a Key Employee attributable to any salary reduction or similar arrangement to a plan described in
          Section 401(k) of the Code shall be taken into account with respect to any Plan Year;

               (3)  Employer   contributions   shall  include   reallocable  and
          reallocated forfeitures (if any); and

               (4) A waiver of the minimum funding standards of Section 412(d) of the Code shall be disregarded.

        (f) Any minimum Employer contribution which the Employer may be required to make under the provisions of this Article shall be allocated to the Employer Contribution Subaccount of each Participant employed by the Employer on the last day of the Plan Year even though such Employee would not otherwise receive an allocation of Employer contributions to this Plan because he/she (1) fails to make a mandatory contribution to this Plan, (2) fails to complete 1,000 Hours of Service, or (3) fails to have a stated minimum amount of remuneration.

     Sec. 4.03 Adjustment to Section 415 Limits. Subject to the transition rule stated in Section 416(h)(3) of the Code, if, during any Limitation Year beginning prior to January 1, 2000, this Plan is a Top-Heavy Plan, the limitations on Annual Additions described in Article VI of this Plan shall be applied with respect to a Participant by substituting 1.00 for 1.25 each place it appears in the Defined Benefit Fraction and Defined Contribution Fraction described in Article VI. However, this Section shall not apply if this Plan is not a Super Top-Heavy Plan and the minimum contribution and allocation requirements of Section 4.02 are satisfied:

        (a) after substituting four percent (4%) for three percent (3%) where it appears in Subparagraph (a)(1) of such Section; or

        (b) after substituting seven and one-half percent (7-1/2%) for five percent (5%) where it appears in Paragraph (d) of such Section.

     Sec. 4.04 Top-Heavy Vesting.
               --------- -------

        (a) Except as otherwise provided in this Section, a Participant's vested interest in his/her Company Stock Subaccount and Other Assets Subaccount shall be determined from the following schedule with respect to any Top-Heavy Plan Year during which he/she is a Participant, and as of the date on which he/she experiences a Break in Service (other than by reason of Total Disability or death), subject, however, to the provisions of
     Article X with respect to disregarded periods of service.

                                                              Participant's
Participant's Years of Service                              Vested Percentage
------------------------------                              -----------------

Less than 2 Years  of Service...............................................None
2 Years of Service, but less than 3........................................20%
3  Years of Service, but less than 4.......................................40%
4  Years of Service, but less than 5.......................................60%
5  Years of Service, but less than 6.......................................80%
6  Years of Service or more................................................100%
Attainment of Normal Retirement Age or Early
     Retirement Age, regardless of service while in
     the employ of the Employer or an Affiliated Company...................100%
Upon the death or Total Disability of a Participant
     prior to experiencing a Break in Service while in the
     employ of the Employer or an Affiliated Company.......................100%

        (b) The vesting schedule provided herein applies for purposes of determining a Participant's vested interest in his/her Company Stock Subaccount and Other Assets Subaccount with respect to benefits accrued before the effective date of Section 416 of the Code and benefits accrued prior to the first Top-Heavy Plan Year.

        (c) In the event this Plan becomes a Top-Heavy Plan and thereafter ceases to be a Top-Heavy Plan, the vesting schedule provided for in this Section shall continue to apply for purposes of determining a Participant's vested interest in his/her Company Stock Subaccount and Other Assets Subaccount.

        (d) This Section does not apply for purposes of determining a Participant's vested interest in his/her Company Stock Subaccount and Other Assets Subaccount if such Participant does not have an Hour of Service after this Plan has first become a Top-Heavy Plan. Such Participant's vested interest shall continue to be determined under Article X.

        (e) A Participant's vested interest in the portion of his/her Company Stock Subaccount and Other Assets Subaccount, which is attributable to the minimum contribution and allocation described in Paragraphs (a) and (b) of
     Section 4.02, may not be forfeited under Section 411(a)(3)(B) of the Code relating to suspension of benefits upon reemployment of a retiree or
     Section 411(a)(3)(D) of the Code relating to withdrawal of mandatory Employee contributions.

     Sec. 4.05 Determination of Top-Heavy Status. This Plan shall be deemed to be a Top-Heavy Plan as to any Plan Year if, as of the Determination Date, any of the following conditions are met:

        (a) This Plan is not part of any Required Aggregation Group or Permissive Aggregation Group and the Key-Employee Ratio under this Plan exceeds sixty percent (60%);

        (b) This Plan is part of a Required Aggregation Group, there is no Permissive Aggregation Group of which this Plan is a part, and the Key-Employee Ratio of the Required Aggregation Group of which this Plan is a part exceeds sixty percent (60%); or

        (c) This Plan is part of a Required Aggregation Group and part of a Permissive Aggregation Group and the Key-Employee Ratio for the Permissive Aggregation Group exceeds sixty percent (60%).

     Sec. 4.06 Definitions. With respect to any Plan Year in which this Plan is a Top-Heavy Plan, the following additional definitions shall apply:

        (a) "Aggregation Group" shall mean a Required Aggregation Group or Permissive Aggregation Group. "Required Aggregation Group" shall consist of each qualified retirement plan of the Employer in which a Key Employee is a Participant and each other qualified retirement plan of the Employer which enables any plan in which a Key Employee participates to meet the requirements of Sections 401(a)(4) or 410 of the Code whether or not this Plan is terminated (including plans for self-employed individuals). "Permissive Aggregation Group" shall consist of the Required Aggregation Group plus one or more additional qualified retirement plans sponsored by the Employer and which the Employer elects to include in the Aggregation Group if such total group of plans considered together continues to meet the requirements of Sections 401(a)(4) and 410 of the Code.

        (b) "Determination Date" shall mean the last day of the preceding Plan Year or in the case of this Plan's first Plan Year, the last day of such Plan Year.

        (c) "Employer" shall include all Affiliated Companies for purposes of this article.

        (d) "Key Employee" shall mean an Employee or former Employee who during the Plan Year or any of the four (4) preceding Plan Years was any of the following:

               (1) An officer of the Employer. The term officer means a duly elected or appointed administrative executive rendering regular and continuous service to an Employer whose annual compensation (as determined under Section 6.04) exceeds fifty percent (50%) of the amount in effect under Section 415(b)(1)(A) of the Code for the calendar year in which such Plan Year ends.

               (2) One (1) of the ten (10) Employees of the Employer owning (or considered as owning within the meaning of Section 318 of the Code, as modified by Section 416(i) of the Code) the largest interests in the Employer or any Affiliated Company; except that an Employee who owns not more than a 1/2 percent interest in the Employer or any Affiliated Company, or whose annual compensation does not exceed the maximum dollar limitation under Section 415(c)(1)(A) of the Code as in effect for the calendar year in which the Determination Date falls shall not be included as a Key Employee.

               (3) An Employee who is a Five-Percent Owner of the Employer.

               (4) An Employee whose annual compensation (as determined under Section 6.04) from the Employer and all Affiliated Companies exceeds $150,000 and who would be described in Subparagraph (3) above if "one percent (1%)" were substituted for "five percent (5%)" each place it appears in the definition of "Five-Percent Owner."

     The Beneficiary of any deceased Employee shall be considered as either a Key Employee or not a key employee for the same period the deceased Employee would have been so considered.

        (e) "Key Employee Ratio" shall mean the ratio for any Plan Year, as of the Determination Date with respect to such Plan Year, determined by comparing the amount described in Subparagraph (1) of this Paragraph with the amount described in Subparagraph (2) of this Paragraph after deducting from both such amounts the amount described in Subparagraph (3).

               (1) The amount described in this Subparagraph is the sum of (i) the aggregate of the present values of all accrued benefits of Key Employees under all qualified defined benefit plans included in the Aggregation Group, (ii) the aggregate of the balances in all of the accounts standing to the credit of Key Employees under all qualified defined contribution plans included in the Aggregation Group, and
          (iii) the aggregate amount distributed from all plans in such Aggregation Group to or on behalf of any Key Employee during the period of five (5) Plan Years ending on the Determination Date.

               (2) The amount described in this Subparagraph is the sum of (i) the aggregate of the present values of all accrued benefits of all Participants under all qualified defined benefit plans included in the Aggregation Group, (ii) the aggregate of the balances in all of the accounts standing to the credit of all Participants under all qualified defined contribution plans included in the Aggregation Group, and (iii) the aggregate amount distributed from all plans in such Aggregation Group to or on behalf of any Participant during the period of five (5) Plan Years ending on the Determination Date.

               (3) The amount described in this Subparagraph is the sum of (i) all rollover contributions (or similar transfers) to this Plan initiated by an Employee and (ii) any amount that is included in Subparagraph (2) hereof for, on behalf of, or on account of, an individual who is not a Key Employee as to the Plan Year of reference but who was a Key Employee as to any earlier Plan Year and (iii) any amount that is included in Subparagraph (2) hereof for, on behalf of, or on account of an individual who has not performed any services for the Employer at any time during the five (5) year period ending on the Determination Date.

     For purposes of computing the present value of accrued benefits in any defined benefit plan, the valuation date shall be the most recent valuation date specified in such plan which falls within the twelve (12) month period ending on the Determination Date. The actuarial assumptions that shall be used for such purposes shall be the assumptions used for determining actuarial equivalence of optional benefits under the plan(s). If plans are aggregated, the value of account balances and accrued benefits shall be calculated with reference to the Determination Dates that fall within the same calendar year.

        (f) "Super Top-Heavy Plan" shall mean this Plan for any Plan Year in which this Plan would be deemed "top-heavy" pursuant to Section 4.05 if "ninety (90%) percent" were substituted for "sixty (60%) percent" at each place where "sixty (60%) percent" appears in such Section.

        (g) "Top-Heavy Plan" shall mean this Plan for any Plan Year in which this Plan is determined to be "top-heavy" pursuant to the provisions of
     Section 4.05 hereof.

        (h) "Top-Heavy Plan Year" shall mean a Plan Year in which this Plan is a Top-Heavy Plan.

                                   ARTICLE V

                            PARTICIPANT CONTRIBUTIONS
                            -------------------------

     Sec. 5.01 Participant Contributions. No contributions shall be required of [, nor, except as otherwise provided in this Article, shall any contributions be accepted from,] any Participant.

     Sec. 5.02 Restoration Contributions.
               ----------- -------------

        (a) Deemed Restoration Contributions. Any former Participant who:
            ------ ----------- --------------
               (1) experienced a Termination of Employment;

               (2) is deemed to have received a "zero-dollar cash-out" under this Plan; and

               (3)  returns  to  employment   covered  by  this  Plan  prior  to
          experiencing five consecutive one-year Breaks in Service commencing after his/her Termination of Employment,

     will be deemed to have made a restoration contribution of his/her "zero-dollar cash-out" on the date on which he/she again becomes a Participant. Upon such deemed restoration contribution, his/her Company Stock Subaccount shall be restored to the value that was standing to the Participant's credit therein as of the date of his/her Termination of Employment (or, if such amount is not determinable as of that date, as of the date on which his/her Company Stock Subaccount was forfeited under this
     Plan), without any adjustment for investment experience or administrative costs from the date of such forfeiture to the date of the deemed restoration contribution.

     (b)  Actual Restoration Contributions.
          -----  ----------- -------------

               (1) Repayment of Prior Distribution. If a Participant receives a distribution of his/her entire nonforfeitable interest under this Plan on account of Termination of Employment, where such nonforfeitable interest was less than the Participant's entire Account balance but was not a "zero-dollar cash-out," the Participant shall have the right to repay to this Plan the amount received in such distribution (without interest), and by so doing to cause his/her Account balance to be restored to the amounts credited thereto as of the date of the earlier distribution. Any such restoration contribution must be made:

                    (i) after the Participant's  return to employment covered by this Plan;

                    (ii) prior to the date on which the Participant  experiences five consecutive one-year Breaks in Service commencing after the distribution referred to in the first sentence of this Paragraph; and

                    (iii) prior to the date that is the fifth (5th)  anniversary of the date on which the Participant was first employed by the Employer or an Affiliated Company after receiving such distribution.

          Any Participant who fails to make a restoration contribution within the time limitations herein established shall have irrevocably waived the privilege of making such contribution.

               (2) Where Disability Separation has been Determined to have Occurred. Where a Participant's Account has been diminished by a forfeiture subsequent to a Termination of Employment, and that Termination of Employment is later determined to have been by reason of Total Disability, the Employer shall contribute a dollar amount equal to the value of the previous forfeiture (determined at the time of that forfeiture), without adjustment for any investment gains or losses or for expenses that would have been credited to or borne by the Account had such forfeiture not occurred.

                                   ARTICLE VI

                           ALLOCATION OF CONTRIBUTIONS
                           ---------------------------


     Sec. 6.01 Regular Employer Contributions: Allocation Mechanism. As of each Anniversary Date, there shall be allocated to the Company Stock Subaccount of each Currently Benefiting Participant an amount determined by multiplying the number of shares of Company Stock included in the Employer's contribution for the Accrual Computation Period ending with or immediately prior to such Anniversary Date by a fraction, the numerator of which is the Participant's Compensation for such Accrual Computation Period and the denominator of which is the aggregate Compensation of all Currently Benefiting Participants for such Accrual Computation Period. Similarly, there shall be allocated to the Other Assets Subaccount of each Currently Benefiting Participant an amount determined by multiplying the amount of the Employer's contribution for the Accrual Computation Period, exclusive of shares of Company Stock so contributed, ending with or immediately prior to such Anniversary Date by the same fraction utilized in the preceding sentence with respect to the allocation of contributed shares of Company Stock.

     If Employer consists of more than one entity, the contribution made by each such entity shall be allocated among the Accounts of the Currently Benefiting Participants employed by the contributing Employer. If a Participant is employed by more than one Employer during an Accrual Computation Period, each entity constituting Employer shall contribute with respect to the Compensation earned by the Participant from that entity.

     Sec. 6.02 Reinstatement and Military Service Make-Up Contributions. Reinstatement contributions made with respect to any Participant shall be allocated only to the Account of such Participant, and shall be apportioned among the components of the Account of such Participant in the same manner as
(a) in the case of reinstatement  contributions,  the forfeitures occurred,  and
(b) in the case of military service make-up contributions, such contributions would have been allocated had the Participant not been absent to perform military service; except that, to the extent that an insufficient number of shares of Company Stock may be available to fulfill the requirements of this sentence, cash in lieu of such shares shall be allocated.

     Sec. 6.03 Adjustments to "Compensation" for Allocation Purposes. With respect to any Plan Year in which the aggregate Compensation of all Highly Compensated Employees who are Currently Benefiting Participants (or, in a Plan Year in which this Plan is Top-Heavy, who are Participants), including, as to any Plan Year beginning prior to January 1, 1997, any Family Members who must be aggregated with those Highly Compensated Employees pursuant to section 414(q)(6) of the Code as it then applied, exceeds one-third (1/3) of the Compensation of all Participants entitled to share in the allocations pursuant to Section 6.01 (or who would be entitled to share in those allocations if appropriate underlying contributions were made), the Plan Administrator may direct that the Compensation of those

Highly Compensated Employees be reduced for the purposes of this Article so that not more than one-third (1/3) of the contributions used for repayment of a Securities Acquisition Loan are allocable to the Accounts of Highly Compensated Employees. If such reduction is imposed, it shall be imposed pro rata as a common percentage of the Compensation of all such Highly Compensated Employees. In computing the aggregate Compensation of all Currently Benefiting Participants (or, in the case of a Top-Heavy Plan, all Participants), and in determining whether the Compensation of the Highly Compensated Employees who are Currently Benefiting Participants (or Participants, in the case of a Top-Heavy Plan) exceeds one-third (1/3) of the Compensation of all Participants entitled to share in the allocations pursuant to this Article, only the reduced amount of the Compensation of the Highly Compensated Employees shall be taken into account in making the allocations described in this Article for the Plan Year.

     Sec. 6.04 Company Stock Acquired in Certain Nonrecognition Transactions. Notwithstanding any other provision of this Plan, no assets of this Plan attributable to (or allocable in lieu of) Company Stock acquired by this Plan in a sale to which Section 1042 of the Code applies may be allocated directly or indirectly under this Plan or any other tax-qualified plan sponsored by the Employer or by any Affiliated Company:

        (a) during the period beginning on the date of the sale of such Company Stock and ending on the later of (1) the tenth anniversary of the date of the sale, or (2) the date of the allocation attributable release of security associated with the final payment of any Securities Acquisition Loan incurred in connection with the sale, for the benefit of any taxpayer (or relative of a taxpayer within the meaning of Section 267(b) of the Code) who makes an election under Section 1042(a) of the Code with respect to Company Stock, or

        (b) for the benefit of any other person who owns (after application of Section 318(a) of the Code without regard to the employee trust exception in Section 318(a)(2)(B)(i)) more than twenty-five percent (25%) of any class (or the total value of any class) of outstanding stock of the Employer or any Affiliated Company which is a member of the same controlled group as the Employer within the meaning of Section 409(l)(4) of the Code.

     For the purposes of Paragraph (a) of this Section, a person shall not be a relative of a taxpayer if (i) such person is the taxpayer's lineal descendant and (ii) the aggregate amount allocated to all such lineal descendants during the applicable period does not exceed five percent (5%) of the Company Stock attributable to a sale to this Plan by any person related to such descendants (within the meaning of Section 267(c)(4) of the Code) in a transaction to which Section 1042 of the Code applied. For the purposes of Paragraph (b) of this Section, a person shall fail to meet the twenty-five percent (25%) stock ownership limitation if such person fails to meet such limitation (A) at any time during the one-year period ending on the date of the sale of the Company Stock to this

     Plan, or (B) on the date as of which such Company Stock is allocated to Participants under this Article.

     Sec. 6.05 Forfeitures. Forfeitures from Breaks in Service experienced by Participants with less than fully vested interests in this Plan shall be applied as promptly as practicable to defray reasonable administrative expenses borne by the Plan and/or to reduce Employer contributions pursuant to Section 3.01. Except in the case of a vested Participant who is not in the employ of the Employer at the time of his/her death, and with respect to whom the death benefit is less than 100% of the balance standing to his/her credit in his/her Account, no portion of a Participant's Account shall be deemed forfeited until such time as that Participant has experienced five (5) consecutive one-year Breaks in Service. Notwithstanding the above, the non-vested portion of a Participant's Account shall be immediately forfeited, and applied as provided above, upon distribution to the Participant of the entire vested interest in his/her Account as described in Treas. Reg. Sec. 1.411(a)-(7)(d) or a "zero-dollar cash-out"; subject, however, to restoration as provided in Article
V. In addition, if a Participant has no vested interest in his/her Account as of the date he/she separates from service with the Employer, such Participant shall be deemed to have: (i) received a complete distribution of his/her Account in the amount of zero dollars ($0.00); and (ii) forfeited the non-vested portion of his/her Account.

     Sec. 6.06  Annual Additions Limitations.
                ------ --------- -----------

        (a) General  Limitation.  Notwithstanding  any other  provision  of this
     Article VI, in no event shall the Annual Addition to a Participant's Account for any Limitation Year exceed the lesser of (1) $30,000 (or such amount as is the then-applicable limitation under Section 415(c)(1)(A) or
     (2) twenty-five percent (25%) of such Participant's compensation for the Limitation Year. Reinstatement contributions allocated pursuant to Section
     6.02 shall not be taken into account when computing the limitations under this Section. Military service make-up contributions, for the purpose of this Section, shall be treated as if made in the Accrual Contribution Period to which applicable, and not in the Accrual Computation Period in which actually made (unless the two Accrual Computation Periods are the same).

        (b) Combination and Aggregation of Plans. For purposes of this Section, and subject to such exclusions, if any, permissible under Section 415 of the Code, the amounts contributed to any defined contribution plan maintained by the Employer (or any Affiliated Company) shall be aggregated with contributions made by the Employer under this Plan for any Employee in computing his/her Annual Addition Limitations. To the extent required, all plans, whether or not terminated, of the Employer and Affiliated Companies shall be taken into account for purposes of these limitations.

        (c) Disposition of Excess Annual  Additions.  To the extent permitted by
     Section 415 of the Code and regulations thereunder, excess Annual Additions shall be corrected in accordance with the provisions of this Paragraph. In the event that the amount tentatively available for allocation to the Account of any Participant in any Limitation Year exceeds the maximum permissible hereunder, there shall first be returned to the Participant such portion of the voluntary contributions he/she made during such Limitation Year (if any such voluntary contributions were made) as is necessary to reduce the Annual Addition to his/her Account to the maximum allowable hereunder. If further reduction in the amount allocable to the Participant's Account is required, the Participant's share of Employer contributions shall be reduced to the extent necessary to result in conformity to the limitations expressed herein. Such amounts determined pursuant to the preceding sentence shall then be placed in a suspense account, to be held and applied as Employer contribution, for the benefit of all the Participants, in the next succeeding Limitation Year(s) until exhausted. The excess amounts in the suspense account shall be applied to reduce Employer contributions for the next Limitation Year and succeeding Limitation Years, as necessary. Such a suspense account shall not participate in the allocation of the Trust Fund's investment earnings and losses. All amounts in the suspense account shall be allocated to Participants' Accounts prior to the allocation of any Employer or Employee contributions for that Limitation Year.

        (d) Overall Limitation on Contributions and Benefits. This Paragraph (d) shall not apply to Plan Years commencing after December 31, 1999. Notwithstanding any other provision in this article, in no event shall the amount allocated to the Account of any Participant cause the sum of the Defined Contribution Fraction and the Defined Benefit Fraction to exceed 1.00, or such other limitation as may be applicable under Section 415 of the Code with respect to any combination of qualified plans without disqualification of any such plan.

               (1) The term Defined Benefit Fraction shall mean a fraction,

                    (i) the  numerator  of  which  is the  sum of the  projected annual benefit of the Participant under all Defined Benefit Plans (whether or not terminated) maintained by the Employer (as of the close of the Limitation Year of reference), and

                    (ii) the  denominator  of which  is the  lesser  of (A) 1.25 multiplied by the dollar limitation in effect under Section 415(b) and 415(d) of the Code as to such Limitation Year, or (B) the product of (I) 1.4, multiplied by (II) the amount which may be taken into account under Section 415(b)(1)(B) of the Code with respect to such individual for such Limitation Year.

                    (iii) Notwithstanding the above, if the Participant was a Participant, as of the first day of the first Limitation Year beginning after December 31, 1986, in one or more Defined Benefit Plans maintained by the Employer which were in existence on May 6, 1986, the denominator of this fraction will not be less than 125 percent of the sum of the annual benefits under such plans which the Participant had accrued as of the close of the last Limitation Year beginning before January 1, 1987, disregarding any changes in the terms and conditions of the plan(s) after May 5, 1986. The preceding sentence applies only if the Defined Benefit Plans individually and in the aggregate satisfied the requirements of Section 415 of the Code for all Limitation Years beginning before January 1, 1987.

               (2) The term Defined Contribution Fraction shall mean a fraction,

                    (i) the numerator of which is the sum of the Annual Additions to the Participant's Account under this and all other Defined Contribution Plans (whether or not terminated) maintained by the Employer for the current and all prior Limitation Years, as of the close of the Limitation Year of reference, and

                    (ii) the  denominator  of which is the sum of the  lesser of the following amounts determined for such Limitation Year and each prior year: (A) the product of 1.25 multiplied by the dollar limitation in effect under Section 415(c) and 415(d) of the Code for such Limitation Year (determined without regard to Section 415(c)(6) of the Code or (B) the product of .35, multiplied by the Participant's Section 415 Compensation with respect to such individual for such Limitation Year.

                    (iii) If the Employee was a Participant as of the end of the
               first day of the first Limitation Year beginning after December 31, 1986 in one or more Defined Contribution Plans maintained by the Employer which were in existence on May 6, 1986, the numerator of this fraction will be adjusted if the sum of this fraction and the Defined Benefit Fraction would otherwise exceed
               1.0 under the terms of this Plan. Under the adjustment, an amount equal to the product of (A) the excess of the sum of the fractions over 1.0, multiplied by (B) the denominator of this fraction, will be permanently subtracted from the numerator of this fraction. The adjustment is calculated using the fractions as they would be computed as of the end of the last Limitation Year beginning before January 1, 1987, and disregarding any changes in the terms and conditions of the Plan made after May 5, 1986, but using the Section 415 limitation applicable to the first Limitation Year beginning on or after January 1, 1987.

        (e) Annual Addition. The term Annual Addition, as it applies to the Account of any Participant, shall mean, for any Limitation Year (as defined below), the sum of:

               (1) Employer contributions allocated to his/her Account, however, the portion of the Employer contribution used to pay any currently maturing obligations under a Securities Acquisition Loan will be counted as an Annual Addition equal to the lesser of (i) the fair market value of the Company Stock released from the Loan Suspense Account less the fair market value of the Company Stock allocated to Participants' Accounts under Section 7.08 (c)(3) or (ii) the amount of the Employer contribution made in cash to pay any currently maturing obligations under a Securities Acquisition Loan;

               (2)  The  amount  of  the   Participant's   voluntary   after-tax
          contributions;

               (3) Forfeitures reallocable to the Participant's Account;

               (4) Amounts allocated with respect to a Participant, after March 31, 1984, to an individual medical benefit account, as defined in
          Section 415(1)(2) of the Code, which is part of a pension or annuity plan maintained by the Employer; and

               (5) Amounts derived from contributions paid or accrued after December 31, 1985, in taxable years ending after such date, which are attributable to post-retirement medical benefits allocated to the separate account of a Participant who is a key employee, as defined in
          Section 419A(d)(3) of the Code, under a welfare benefit fund, as defined in Section 419(e) of the Code, maintained by the Employer; and

               (6) Allocations under a simplified employee pension plan.

     The limitation in Paragraph (a)(2) of this Section shall not apply to any amount treated as an Annual Addition under the two immediately preceding Subparagraphs.

     For this purpose, any excess amount applied under Paragraph (c) in the Limitation Year to reduce Employer contributions will be considered Annual Additions for such Limitation Year.

     Unless otherwise defined by resolution of the Board, the "Limitation Year" shall correspond to the Accrual Computation Period.

     Notwithstanding the foregoing, if no more than one-third (1/3) of the Employer contributions to this Plan for the year which are deductible under
Section 404(a)(9) of the Code are allocated to the Accounts of Highly Compensated Employees, the following shall not be included in Annual Additions:
(i) forfeitures of shares of Company Stock that were acquired with a Securities Acquisition Loan, and (ii) Employer contributions to this Plan which are deductible under Section 404(a)(9)(B) of the Code and charged against the Participant's Account. The amount of any Company Stock allocated to a Participant for any Limitation Year shall not exceed the limitations imposed by Section 415 of the Code, but such amount shall not be taken into account in determining whether any other amount exceeds the limitations imposed by Section 415 of the Code.

        (f) Compensation. The term "compensation" as used in this Section means wages, salaries, and fees for professional services, and other amounts paid or made available (without regard to whether or not an amount is paid in cash) during the Limitation Year for personal services rendered in the course of employment with the Employer to the extent that the amounts are includable in gross income (including, but not limited to, commissions paid salesmen, compensation for services on the basis of a percentage of profits, commissions on insurance premiums, tips, bonuses, fringe benefits, reimbursements and other expense allowances under a non-accountable plan as described in Section 1.62.2(c) of the Income Tax Regulations. In addition, Compensation shall include: (1) amounts described in Sections 104(a)(3), 105(a), and 105(h) of the Code, but only to the extent that these amounts are includible in the gross income of the Employee; (2) amounts paid or reimbursed by the Employer for moving expenses incurred by an Employee, but only to the extent that at the time of the payments it is reasonable to believe that these amounts are not deductible by the Employee under Section 217 of the Code; (3) the value of a non-qualified stock option granted to an Employee by the Employer, but only to the extent that the value of the option is includible in the gross income of the Employee for the taxable year in which granted; and (4) the amount includible in the gross income of an Employee upon making the election described in Section 83(b) of the
     Code). However, Compensation shall not include Employer contributions to a plan of deferred compensation which are not includable in the Participant's gross income for the taxable year in which contributed, or Employer contributions under a simplified employee pension plan, or any distributions from a plan of deferred compensation; amounts realized from the exercise of a nonqualified stock option or when restricted stock (or property) held by the Participant either becomes freely transferable or is no longer subject to a substantial risk of forfeiture; amounts realized from the sale, exchange or other disposition of stock acquired under a qualified stock option; and other amounts which received special tax benefits, or contributions made by the Employer (whether or not under a salary reduction agreement) towards the purchase of an annuity described in
     Section 403(b) of the Code (whether or not the amounts are excludable from the gross income of the Participant). Compensation shall also include any elective amounts that are not includible in the gross income of the Employee by reason of Section 132(f)(4) of the Code.

     If an Employer is a sole proprietorship or partnership, compensation with respect to a Self-Employed Individual shall mean his/her Earned Income for the Limitation Year.

     Sec. 6.07 Inter-Plan Transfers and Rollover Contributions. All direct inter-plan transfers and rollover contributions provided for in Article V shall be allocated directly to the Accounts of the respective Participants on whose behalf received.

     Sec. 6.08 Restoration Contributions. All restoration contributions made by Participants pursuant to the provisions of Article V shall be allocated directly to their respective Restoration Contribution Subaccounts.

                                  ARTICLE VII

                            ADMINISTRATIVE PROVISIONS
                            -------------------------


     Sec. 7.01 Investment of Assets. All contributions shall be paid over to the Trustee and shall be invested by the Trustee in accordance with this Plan and its corresponding Trust Agreement.

     Sec. 7.02. Valuations. The Fund (and, if applicable, each of its sub-funds) shall be valued by the Trustee at fair market value annually as of the close of business on the Annual Valuation Date. A similar valuation (or the partial valuation of one or more sub-funds, if appropriate) may occur as of any other interim date during a Plan Year upon the direction of the Plan Administrator. Company Stock shall be valued as follows:

        (a) Readily Tradable Stock. If Company Stock is readily tradable on a national securities exchange, each share of Company Stock shall be deemed to be worth as of a given date an amount equal to the arithmetic average of the high and low price for that date, as reported in the Wall Street Journal, as long as (1) the stock was traded on that date, (2) there was no development subsequent to the close of trading on that date which would materially affect the value of the stock, and (3) trading in the Company Stock was not suspended subsequent to the last reported sale on that date. If fewer than all of the preceding conditions prevail, then

                    (i) each share of Company  Stock shall be deemed to be worth an amount equal to the arithmetic average of the highest bid and lowest asked price reported for the date, as long as there was no development described in (2) above and there was no trading suspension as described in (3) above;

                    (ii) if the reason that there is no high and low transaction price or bid and asked price as of a given date is because the market on which the Company Stock is normally traded was closed due to scheduled holiday or non-business day, the value of the Company Stock shall be for that date shall be:

                         (A) the  closing  price  reported  in the  Wall  Street
                    Journal for the last business day preceding the date of reference, if the Company Stock was traded on that date, or

                         (B) if the Company  Stock was not traded (other than by
                    reason of suspension of trading) on the business day most proximately preceding the date of reference, the arithmetic average of the high and low transaction price or the highest bid and lowest asked price reported for the business day most proximately preceding the date of reference.

                    (iii) If either the condition  described in (2) above or the condition described in (3) above exists, the value of the Company Stock shall be the value per share determined in the first trade reported on the national securities exchange on which the Company Stock is traded occurring after the date of reference.

        (b) Securities Not Readily Traded. The value of the Company Stock shall be determined as of each Valuation Date by the Appraiser. That value shall pertain for all transactions occurring as of the Valuation Date, and for all transactions thereafter occurring until the earlier to occur of (1) the next following Valuation Date, or (2) the date (if any) on which Paragraph
     (a) hereof becomes applicable to the Company Stock.

     Sec. 7.03 Crediting of Contributions.
               --------- -- -------------

        (a) Employer Contributions. Any contribution made in respect of any Plan Year (or fiscal year ending during a Plan Year) by the Employer shall be deemed to have been made when delivered to the Trustee; except that for federal income tax purposes, such contribution shall be deemed to have been made at the earlier of (1) the date on which delivered to the Trustee, or
     (2) the last day of the fiscal year on which it can be properly claimed by the Employer as a deductible amount for federal income tax purposes. Any Employer contribution made to a Participant's Account solely for the purpose of reinstating the balance of that account to the balance thereof as of the date of a prior cash-out of benefits, and any military service make-up contribution made by the Employer shall be deemed to have been made on the date on which such amount is received by the Trustee from the Employer.

        (b) Restoration and Rollover Contributions; Inter-Plan Transfers. Restoration and rollover contributions and inter-plan transfers of funds shall be credited to the Account of the Participant on whose behalf contributed as promptly as practicable following receipt thereof by the Trustee. Restoration contributions shall be credited to the Subaccounts from which the amount being restored was originally distributed. If a Participant becomes entitled to receive the entire vested amount standing to his/her credit during any Plan Year and such amount is distributed to him/her (or his/her Beneficiary), the distribution shall include all amounts contributed as restoration or rollover contributions or received as inter-plan transfers on the Participant's behalf during the Plan Year of the distribution, whether or not such amount had been formally credited to his/her Account prior to the date of distribution.

     Sec. 7.04   Establishment of Segregated Investment Accounts.
                 ------------- -- ---------- ---------- ---------

        (a) In General. The Plan Administrator is authorized, but not required, to direct the sequestration of Plan assets attributable to the Account of any Participant from the remainder of the Fund, and for the maintenance of those assets as a segregated investment account. Any such sequestration shall be temporary in nature and intended to facilitate the administration of this Plan in connection with funds received prior to the Valuation Date on which such funds will be commingled with the balance of the Fund for investment purposes, to preserve values, to facilitate an imminent benefit payout, or to assure availability of resources to fund a specific stream of payments. No interest shall be credited in connection with such a sequestered account.

        (b) Participant Loans. If this Plan permits Participant loans and a Participant or other person having an interest in this Plan borrows funds from this Plan, such loan must be treated as a segregated investment account established for the benefit of, and at the risk of, the borrower.

     Sec.  7.05  Crediting of Investment Results.
                 --------- -- ---------- --------

        (a) General. As of any Valuation Date, the earnings and accretions of the Fund attributable to investment of Fund assets (other than Fund assets held in segregated investment accounts), reduced by losses experienced (whether or not realized) and expenses incurred since the preceding Valuation Date shall be allocated among the Accounts of the Participants and Beneficiaries in proportion to the balances in such Accounts as of the prior Valuation Date, after reducing such prior Valuation Date balance by any amounts withdrawn by or distributed from that Account since such prior Valuation Date. For the purposes of this Paragraph, the balance in any Participant's Account shall not include values contained in any segregated investment accounts. If the Account of any Participant, Beneficiary or Alternate Payee consists of more than one Subaccount, each such Subaccount shall be treated as a separate Account for the purposes of crediting investment gains and losses pursuant to this Section.

        (b) Investment Direction by Participants. If this Plan provides for investment direction by Participants, each category of investment offered by any Trustee shall be considered a separate fund for the purposes of computing and crediting investment results and expenses specifically attributable to such investment category.

        (c) Segregated Investment Accounts. To the extent that the Trustee maintains a segregated investment account on behalf of any Participant, Beneficiary or Alternate Payee, other than a short-term segregated account as described in Section 7.04(a), there shall be allocated to such segregated investment account as of any

     Valuation Date the earnings, accretions, diminutions in value and expenses identifiable to that segregated investment account since the immediately preceding Valuation Date. Any segregated investment account established in connection with a Participant loan shall uniquely bear the risk of loss associated with such loan and shall uniquely benefit from interest paid in connection with such loan.

        (d) Amounts to be Distributed. If a distribution is to be made as of a particular Valuation Date, there shall be no adjustment in the amount to be distributed by reason of the passage of time or investment experience of the Fund between the Valuation Date as of which the amount of such distribution is determined and the Benefit Commencement Date. In particular, the balance in the Account of any Participant shall not be adjusted to reflect interest, dividends, investment gains or losses or general expenses of the Fund relating to the period prior to the Benefit Commencement Date and subsequent to the Valuation Date of reference.

     Sec. 7.06  Allocation and Charging of Plan Administrative Expenses.
                ---------  --- -------  -- ---- -------------- ---------

        (a) General Rule. To the extent that the administrative expenses of this Plan are borne by this Plan, they shall be allocated to and charged against the Accounts of the Participants in any consistently applied manner determined by the Plan Administrator, having absolute discretion with respect to such matters, as being both equitable and reasonable in principle.

        (b) Default Provision. To the extent that the Plan Administrator does not determine otherwise pursuant to the plenary authority granted in Paragraph (a) hereof, the following guidelines shall apply:

               (1) Specific Expenses.  Expenses specifically identifiable to the
          Account of a Participant or to a group of such Accounts shall normally be charged against that Account or those Accounts in such manner as the Plan Administrator, in its sole discretion, deems fair and equitable. By way of example, and not by way of limitation, such expenses would include expenses associated with transaction costs associated with Participant-directed investments and expenses incurred for legal services with respect to a governmental attachment of an Account. Certain routine expenses, such as (by way of example only, and not by way of limitation) per-check charges for benefit disbursements, normal course review of domestic relations orders, and the processing of claims for benefits or denied benefit appeals, while specific in application when incurred, are so minimal, so commonly incurred, or so inconvenient to isolate and identify that they shall be general expenses of this Plan and allocated pursuant to Subparagraph (2) or (3) hereof.

               (2) Asset-based General and Specific Expenses. Vendor charges and other expenses incurred that are based on Plan assets generally, or on a specific investment of the Plan, shall be charged against the Accounts of the Participants on the basis of the relative asset values of those Accounts with respect to which the vendor's services were rendered or expenses incurred. The allocation of the charges shall be done in such manner as the Plan Administrator, in its sole discretion, deems both equitable and practicable. By way of example, and not by way of limitation, such vendor charges and expenses would customarily include general fiduciary, custodial and asset management fees.

               (3) Per Capita General and Specific Expenses. Vendor charges and other expenses incurred that are based on a per capita calculation shall be charged against the appropriate Accounts of the Participants on a per capita basis. The allocation of the charges shall be done in such manner as the Plan Administrator, in its sole discretion, deems both equitable and practicable. By way of example, and not by way of limitation, such vendor charges and expenses would customarily include recordkeeping fees.

     Sec. 7.07  Matters Relating to Company Stock.
                ------- -------- -- ------- -----

        (a) Application of Cash.

               (1) Payment of Certain Expenses. Employer contributions which are made in cash pursuant to Section 3.01 and cash, including dividends, received by the Fund from the investment of assets pledged as collateral for any Securities Acquisition Loan, shall first be applied to pay current obligations of the Fund with respect to the payment of principal and interest on any such Securities Acquisition Loan. Any excess cash remaining shall be used as directed by the Plan Administrator to pay any other obligations of the Fund (including, without limitation, the cost of registration of the Company Stock), except to the extent that the Employer, in its sole discretion, elects to discharge such other obligations. Immediately upon the reduction of a Securities Acquisition Loan as aforesaid, there shall be released from encumbrance as security for the repayment of such loan shares of Company Stock having a fair market value equal to the amount of the Securities Acquisition Loan repayment, which shares shall be allocated as of the next Valuation Date of this Plan following the repayment as an additional Employer contribution following the procedure set forth in Section 6.01.

               (2)  Temporary  Investments.  Notwithstanding  any  provision  of
          Section 7.07(a)(1), the Plan Administrator may direct the Trustee to invest assets of the Fund (other than Company Stock) temporarily in savings accounts, certificates of deposit, high-grade short-term securities, Treasury Bills, or investments deemed by the Trustee to be desirable for the Fund, or to hold such assets in cash or other securities readily convertible into cash.

               (3) Pass Through of Cash Dividends. To the extent directed by the Plan Administrator, the Trustee shall deliver to each Participant, Beneficiary and Alternate Payee within 90 days of the end of the Plan Year in which such cash dividends are received, any cash dividends paid with respect to Company Stock held in the Company Stock Subaccount of that Participant, Beneficiary or Alternate Payee. Also, as and to the extent so directed by the Plan Administrator, the Trustee shall deliver to each Participant, Beneficiary and Alternate Payee or shall credit to the Other Assets Subaccount of each Participant, Beneficiary and Alternate Payee, in either case within 90 days of the end of the Plan Year in which such cash dividends are received, any cash dividends paid by the Company with respect to Company Stock held in the Stock Suspense Account.

        (b) Conditions Applying to the Purchase of Company Stock. The Trustee may purchase shares of Company Stock from the Company or from any shareholder. In general, shares of Company Stock may be purchased by this Plan from a person who is a "disqualified person" within the meaning of
     Section 4975(e)(2) of the Code or a "party-in-interest" within the meaning of Section 3(14) of ERISA only if no commission is charged with respect to the purchase transaction. However, the prohibition set forth in the preceding sentence shall not apply (1) to reasonable commissions paid in "blind" purchases by this Plan in public market transactions if the identity of the seller, and therefore, the determination of the seller's status as either a disqualified person or a party-in-interest, cannot be known by this Plan at the time of the transaction, nor (2) to any transaction with respect to which commissions may be paid pursuant to an applicable prohibited transaction exemption issued by the Department of Labor. The consideration paid by this Plan for shares of Company Stock shall not be in excess of "adequate consideration," as defined at Section 3(18) of ERISA.

        (c) Allocation of Company Stock Purchased by this Plan.

               (1) Company Stock Purchased with Proceeds of Securities Acquisition Loan and Subsequently Released from a Stock Suspense Account. Stock released from a Stock Suspense Account shall be allocated among the Company Stock Subaccounts of the Participants at the time and in the manner set forth in Section 7.07(d)(7).

               (2) Company Stock Purchased with Assets in Other Assets Subaccounts. If Company Stock becomes available for purchase by this Plan, the Trustee may purchase such Company Stock with assets held in the Other Assets Subaccounts of the Participants. Such Company Stock may be purchased on an open market, in a private transaction with any party, from the Company by which it was held as either treasury stock or previously authorized but unissued stock, from current or former Participants, Beneficiaries or

          Alternate Payees under this Plan (or their respective direct or indirect transferees), or by exercise of warrants, rights or options held by this Plan. Company Stock so purchased shall be allocated directly to the Company Stock Subaccount of each Participant in an amount having a fair market value equal to the fair market value of the assets of that Participant's Other Assets Subaccount applied to the purchase. In making such purchases, the Trustee shall, to the extent feasible, apply the assets of the Other Assets Subaccounts of the Participants proportionately, omitting, however, from participation in such purchase transactions, the Other Assets Subaccounts of (i) any Participant who has elected to have his/her Account diversified by exercise of the diversification privilege afforded in compliance with Section 401(a)(28) of the Code, (ii) Other Assets Subaccounts to the extent of the interest of any Alternate
          Payee therein, and (iii) Other Assets Subaccounts of those Participants who are no longer Employees and who have elected to have their vested interests in their respective Account balances distributed in a form other than as Company Stock, to the extent feasible.

               (3) Application of Dividends Paid With Respect to Company Stock Held by this Plan.

                    (i) Dividends payable with respect to Company Stock in the form of Company Stock shall be allocated as investment yield directly to the respective Company Stock Subaccounts holding the shares generating such dividends in accordance with those holdings as of the dividend record date, except that stock dividends payable with respect to unallocated shares held in the Stock Suspense Account shall be credited to the Stock Suspense Account.

                    (ii) Cash and  stock  dividends  received  by this Plan with respect to shares of Company Stock held in a suspense account which is not a Stock Suspense Account (such as forfeited shares held pending application thereof pursuant to the provisions of this Plan dealing with forfeitures generally) shall be allocated among the Company Stock Subaccount or Other Assets Subaccount, as applicable, of the Participants as though from a source other than Company Stock, proportionately to the total values of the respective Participant Accounts, with cash dividends being credited after allocation to the Other Assets Subaccount of each Participant, and with stock dividends being credited to the Company Stock Subaccount of each Participant.

                    (iii) If  not used to pay  current  obligations  of the Fund pursuant to Paragraph (a)(1) of this Section, or distributed pursuant to Paragraph (a)(3) of this Section, dividends payable with respect to Company Stock in the form of cash or in the form of property other than Company Stock shall be allocated as investment yield directly to the respective Other Assets Subaccounts of the Participants, Beneficiaries and Alternate Payees in proportion to respective holdings of Company Stock of the Participants, Beneficiaries and Alternate Payees in their Company Stock Subaccounts as of the dividend record date.

        (d) Securities Acquisition Loans. The Trustee, if so instructed by the Primary Employer, may borrow funds for the purpose of purchasing Company Stock from any party, including the Employer, or to repay a prior Securities Acquisition Loan if the following requirements with respect to a Securities Acquisition Loan to the Fund are satisfied:

               (1) The loan must be at a reasonable rate of interest, must be for a specific term, and must not be payable upon demand except in the event of a default;

               (2) Any collateral pledged to the creditor by the Fund to secure the repayment of the Securities Acquisition Loan shall be held in the Stock Suspense Account (i.e., unallocated as among the Accounts of the Participants), and shall consist only of the Company Stock purchased with the proceeds of the Securities Acquisition Loan (and shares of Company Stock received in the form of stock dividends with respect to shares held in the Stock Suspense Account prior to release from encumbrance), or purchased with the proceeds of a prior Securities Acquisition Loan which is being refinanced;

               (3) The creditor shall have no recourse against the Fund in the event of default under the Securities Acquisition Loan, except with respect to the collateral remaining subject to the pledge securing the Securities Acquisition Loan, nor shall the creditor have any recourse against the Trustee;

               (4) The loan shall be repaid in a manner consistent with Section 7.07(a)(1);

               (5) The borrowing shall be primarily for the benefit of the Participants and their respective Prospective Beneficiaries;

               (6) In the event of a default under the Securities Acquisition Loan, the value of Plan assets transferred in satisfaction of the Securities Acquisition Loan shall not exceed the amount of the default, and, if the lender is a disqualified person, the terms of the loan shall provide that a transfer of Plan assets upon default shall occur only upon and to the extent of this Plan's failure to meet the repayment schedule of the Securities Acquisition Loan;

               (7) For each Plan Year while the Securities Acquisition Loan is outstanding, the number of shares of Company Stock to be released from encumbrance and allocated from the Stock Suspense Account to the Company Stock Subaccounts of the Participants shall be determined pursuant to either (i) the "General Rule" or (ii) the "Special Rule" described below, whichever is applicable. Except as provided in (iii) below, once the release method has been established for a particular Securities Acquisition Loan, that release method shall be the exclusive release method for the allocation of shares of Company Stock purchased with the proceeds of that Securities Acquisition Loan.

                    (i) Under the "General Rule," for each Plan Year during which the Securities Acquisition Loan is outstanding, there shall be withdrawn from the Stock Suspense Account and released from pledge as collateral a number of shares of Company Stock equal to the total number of such shares held in the suspense account immediately prior to the withdrawal, multiplied by a fraction,

                         (A) the  numerator  of which is the amount of principal
                    and interest paid for the Plan Year, and

                         (B) the denominator of which is the sum of (I) the numerator, plus (II) the principal and interest to be paid for all future years (assuming no prepayment).

                    (ii) Under the  "Special  Rule,"  for each Plan Year  during which the Securities Acquisition Loan is outstanding, there shall be withdrawn from the Stock Suspense Account and released from pledge as collateral a number of shares of Company Stock equal to the total number of such shares held in the suspense account immediately prior to the withdrawal, multiplied by a fraction,

                         (A) the  numerator  of which is the amount of principal
                    paid for the Plan Year, and

                         (B) the denominator of which is the sum of the numerator plus the principal to be paid for all future Plan Years.


                    (iii) The Special Rule described in (ii) applies only if:

                         (A) The Securities Acquisition Loan provides for annual
                    payments of principal and interest at a cumulative rate which is not less rapid at any time than level annual payments of such amounts for ten (10) years;

                         (B) The interest included in any payment is disregarded
                    only to the extent that it would be determined to be interest under standard loan amortization tables;

                         (C) By reason of a renewal,  extension or  refinancing,
                    the sum of the expired duration of the original loan, any renewal period, any extension period, and the duration of any new loan, does not in the aggregate exceed ten (10) years; and

                         (D) The  Plan  Administrator  has  elected  to have the
                    Special Rule apply.

          In any other case, the General Rule set forth herein shall be applicable.

                    (iv) In determining the number of shares of Company Stock to be released for any Plan Year under either the General Rule or the Special Rule:

                         (A) The  number of future  years  under the  Securities
                    Acquisition Loan must be definitely ascertainable and must be determined without taking into account any possible extensions or renewal periods;

                         (B) If the Securities  Acquisition  Loan provides for a
                    variable rate of interest, the interest to be paid for all future Plan Years must be computed by using the interest rate applicable as of the end of the Plan Year for which the determination is being made; and

                         (C) If the Company Stock allocated to the Stock Suspense Account includes more than one class of shares, the number of shares of each class to be withdrawn for a Plan Year from the Stock Suspense Account must be determined by applying the applicable fraction provided for above to each such class.

        (e) Exercise of Certain Shareholder Rights.

               (1)  Voting Rights Pass-Through.

                    (i) If the Employer has a "registration-type class of securities" (as defined in Section 409(e)(4) of the Code), each Participant, Beneficiary and Alternate Payee shall be entitled to direct the Trustee as to the manner in which shares of Company Stock allocated to his/her Company Stock Subaccount are to be voted on each matter with respect to which shareholder votes are solicited. The Trustee shall vote the shares in accordance with such directions, except to the extent that such directions are contrary to the provisions of ERISA.

                    (ii) If the  Employer  does  not  have a  "registration-type class of securities" (as defined in Section 409(e)(4) of the Code), each Participant, Beneficiary and Alternate Payee shall be entitled to direct the Trustee as to the manner in which shares of Company Stock allocated to his/her Company Stock Subaccount are to be voted, but only with respect to corporate matters involving approval or disapproval of any corporate merger, consolidation, recapitalization, reclassification, liquidation, dissolution, sale of substantially all of the assets of a trade or business, or a similar transaction identified in regulations prescribed by the Secretary of the Treasury and the election of directors. The Trustee shall vote the shares in accordance with such directions, except to the extent that such directions are contrary to the provisions of ERISA.

                    (iii)In the absence of directions from any Participant, Beneficiary or Alternate Payee as to the manner in which Company Stock allocated to his/her Company Stock Subaccount is to be voted, the Trustee shall vote the Company Stock held for the benefit of that person in accordance with instructions from the Primary Employer except to the extent that such instructions are contrary to the provisions of ERISA.

     In addition, the Trustee shall vote in accordance with instructions received from the Primary Employer, except to the extent that such instructions are contrary to the provisions of ERISA, as to unallocated shares held in the Stock Suspense Account with respect to matters to which the voting rights pass-through attaches as to allocated shares, and as to all Company Stock held in the Fund with respect to all matters to which the voting rights pass-through does not attach to allocated shares.

               (2) Participant as a "Named Fiduciary". Each Participant, Beneficiary and Alternate Payee shall be a "named fiduciary" within the meaning of Section 402(a) of ERISA with respect to voting of Company Stock pursuant to Paragraph (e)(1) hereof, to the extent that the matters subject to vote are matters to which the voting rights pass-through attaches.

               (3) Procedures. The Plan Administrator shall establish and maintain procedures by which Participants, Beneficiaries and Alternate Payees shall be notified in a timely manner of their right to direct the voting of Company Stock allocated to their respective Company Stock Subaccounts and the manner in which such directions are to be conveyed to the Trustee, and by which there is disseminated to such Participants, Beneficiaries and Alternate Payees information relevant to making the decisions with respect to which such voting is to occur. No voting directions shall be honored by the Trustee unless timely received and properly conveyed in accordance with the procedures established by the Plan Administrator.

               (4) Confidentiality. The procedures referred to in the preceding Subparagraph shall be designed to protect individual Participant, Beneficiary and Alternate Payee voting instructions from discovery by the Employer. All voting instructions received from Participants, Beneficiaries and Alternate Payees shall be held in confidence by the Trustee or its delegate for this purpose, and shall not be divulged to the Employer or to any officer or employee of the Employer, or to any other person.

        (f) Securities Laws Restrictions. Every distribution of Company Stock under this Plan, and every loan made which is secured by a pledge of Company Stock under this Plan, shall be subject to all securities and other laws, rules and regulations and to such approvals by stock exchanges or governmental agencies as are applicable. Each distributee may be required to give the Employer a written representation that his/her distribution will not involve a violation of state or federal securities laws, including the Securities Act of 1933, as amended. The form of such written representation will be prescribed by the Board of the Primary Employer.

        (g) Certificates. Share certificates representing Company Stock distributed under this Plan shall be embossed or inscribed with such legends and restrictions as the Board of the Primary Employer deems necessary or desirable, including, without limitation, notices relating to any right of first refusal that the Company or the Trust may have in connection with such shares. Stop transfer instructions may be issued in connection with such distributed shares. Certificates will be issued for full shares only, and no certificate will be issued in connection with fractional shares. If a distribution is to include an amount of Company Stock that would include a fractional share, cash shall be distributed in lieu of the fractional share, with the amount of cash determined on the basis of the value of the Company Stock as such value is determined for Plan purposes.

        (h) Put Option with Respect to Certain Shares of Company Stock.

               (1) Exercise of Put Option. A Participant, Beneficiary, Alternate Payee, donee of a Participant, or person or entity that, by reason of the Participant's death, receives Company Stock through a distribution from the Company Stock Subaccount of a Participant may, if desired, require the Primary Employer to purchase all or any number of shares of Company Stock so received if written demand for such purchase is made upon the Company within sixty (60) days of the date of distribution, or within sixty (60) days of the first day of the first Plan Year following the Plan Year in which such date of distribution occurred. Such purchase will be made at the fair market value of the Company Stock, as generally determined for Plan purposes. This Plan shall have the right, but not the obligation, to purchase any or all of the shares of Company Stock tendered to the Primary Employer through exercise of the put option described herein.

               (2) Payment for Shares Put to Company. At the option of the Primary Employer (or of this Plan, if this Plan purchases shares of Company Stock put to the Company as set forth in Section 7.07(h)(1)), payment for shares acquired by the Company or this Plan, as the case may be, upon exercise of a put option described in Section 7. 07(h)(1) by a distributee shall be either in a lump-sum or in substantially equal installments. If payment is to be made in installments, the following rules shall apply:

                    (i) Installments shall be payable not less frequently than annually;

                    (ii) Adequate security shall be given for the unpaid balance of the purchase price;

                    (iii)Interest  will  be  paid  at  a  reasonable  rate  with respect to the unpaid balance; and

                    (iv) The  payment  period  shall begin not later than thirty
                         (30) days after the date on which the put option is exercised by the distributee, and shall not extend beyond five (5) years from that date.

               (3) Put Option Inoperative Under Certain Circumstances. The put option described in this Paragraph shall be inoperative, and the provisions of Section 7.07(h)(1) shall not be effective if, at the time that the put option exercise notice is or would be given, Company Stock is traded on a national securities exchange registered under
          Section 6 of the Securities Exchange Act of 1934 or quoted on a system sponsored by a national securities association registered under
          Section 15A(b) of said Act, and/or if the shares to be sold hereunder are not subject to any restriction under any federal or state securities law or regulation, or any agreement which would be violated by the Company's purchase; provided, however, that there shall be excluded from the option exercise period provided above any time during which the Company is unable to purchase such Company Stock because such purchase would violate a federal or state law or agreement.

               (4) Preservation of Put Option. In the event a Securities Acquisition Loan is repaid, or this Plan ceases to be an employee stock ownership plan (as defined at Section 4975(e)(7) of the Code), the protections and rights described in Section 7.07(h)(1) and(2) shall continue to be applicable in accordance with the provisions of those subparagraphs, and subject to the provisions of Section 7.07(h)(3).

          (i) Company Stock Acquired by Plan Generally Free of Options. Except as provided in Section 7.07(h), or as otherwise required by applicable law, Company Stock acquired by the Fund with the proceeds of a Securities Acquisition Loan shall be free of all put, call or other options, and shall not be subject to any buy-sell or similar arrangement while held by the Fund or on distribution from the Fund, whether or not this Plan remains an employee stock ownership plan (as defined at Section 4975(e)(7) of the Code) at the time of distribution.

          (j) Right of First Refusal.

               (1) Existence of Right. A distributee who receives Company Stock from the Fund must, before offering to sell such Company Stock to a third party, give the Primary Employer an opportunity to purchase such Company Stock at a price equal to its fair market value, as generally determined for purposes of this Plan, or, if greater, the price offered to the distributee by another potential buyer making a bona fide and binding offer in writing. Such opportunity shall be conveyed to the Primary Employer in writing and shall be accompanied by satisfactory written evidence of the offer (if any) made by a third party for such shares. If the distributee attempts to convey the shares without having first offered the Primary Employer the opportunity to purchase the shares as aforesaid, the issuer may refuse to transfer the shares on its books.

               (2) Exercise Mechanism. If the Primary Employer elects to exercise its right to acquire shares offered as set forth in Subparagraph (1) hereof, it shall do so by notification in writing to the distributee which shall be sent by the Primary Employer not later than fourteen (14) days from the date on which the Primary Employer receives the distributee's written offer to sell and satisfactory proof of any offer made by a competing buyer. If the Primary Employer exercises its right to purchase the proffered shares, it shall do so as to all shares proffered by the distributee. If the Primary Employer declines in writing to exercise its option to acquire the shares, or if the Primary Employer fails to exercise its right to purchase the shares within the specified fourteen-day period, the Primary Employer's right to purchase the shares pursuant to this Paragraph shall terminate. The Primary Employer may assign all or any part of its right to acquire shares offered as set forth in Subparagraph (1) to the Plan, which, as assignee of such right, shall be subject to the same terms, conditions and limitations as the Primary Employer, and which will have no obligation, as assignee or otherwise, to exercise such option.

               (3) Section Inoperative. This Paragraph shall be inoperative and no effect if, at the time that written notice would be given, Company Stock is traded on a national securities exchange registered under
          Section 6 of the Securities Exchange Act of 1934 or quoted on a system sponsored by a national securities association registered under
          Section 15A(b) of said Act.

     Sec.  7.08  Special  Asset  Diversification  Privilege  Relating to Company
                 ------   -----  ---------------  ---------  -------  -- -------
Stock.
-----

        (a) Eligibility. A Participant who has completed ten (10) years of participation and has attained Age 55 shall have the right, within the ninety (90) day period following the close of each Plan Year in the "Qualified Election Period," to designate the investment category or categories in which the Trustee is to invest amounts allocated to the Participant's Company Stock Subaccount, as hereinafter provided.

        (b) Qualified Election Period. The "Qualified Election Period" shall mean the period of six consecutive Plan Years commencing as of the first day of the Plan Year during which the Participant has satisfied both of the requirements set forth in Paragraph (a) of this Section.

        (c) Portion of Account Subject to Diversification. An election by a Participant to diversify the investments in his/her Company Stock Subaccount pursuant to this Section shall be limited to twenty-five percent (25%) of the value of his/her Company Stock Subaccount as of the Valuation Date immediately preceding such election, to the extent that such elected amount exceeds the portion of his/her Company Stock Subaccount which has been diversified previously pursuant to such election(s). Notwithstanding the preceding sentence, during the ninety days following the last plan Year in the Qualified Election Period, fifty percent (50%) of the value of the Participant's Company Stock Subaccount shall be subject to the diversification election (to the extent such value exceeds the amount with respect to which diversification elections have previously been made).

        (d) Available Investment Categories. The Plan Administrator and the Trustee shall offer such categories of investments to Participants pursuant to this Section as they may, in their sole discretion, determine. They may, at any time, increase or decrease the number of available investment categories, provided, however, that a minimum of three (3) different investment categories shall be offered at all times. Notwithstanding the preceding provisions of this paragraph, the Plan Administrator and the Trustee may satisfy the diversification requirements of this Section by distributing to the Participant the amount of his/her Company Stock Subaccount to which the diversification requirement is applicable.

        (e) Changes in Designations. Any designation of investment categories shall be made in writing on forms provided by the Plan Administrator and submitted to the Plan Administrator before the end of the ninety day election period. A Participant may modify, revoke or make a new designation at any time during such period. Subsequent changes in designations may be made at such times and on such notice as the Plan Administrator and Trustee may reasonably require.

                                  ARTICLE VIII

                       RETIREMENT AND DISABILITY BENEFITS
                       -----------------------------------

     Sec. 8.01 Retirement Benefit. Upon Retirement, a Participant is entitled to a benefit equal to 100% of his/her Account.

     Sec. 8.02 Disability Benefit.

        (a) Termination of Employment Known to be on Account of Total Disability. If, at the time of a Participant's Termination of Employment, the Plan Administrator has determined that the Participant's Termination of Employment is attributable to Total Disability, the Participant is entitled to a benefit equal to 100% of his/her Account.

        (b) Termination of Employment Later Determined to be on Account of Total Disability. If the Participant's Termination of Employment occurs prior to a determination that the cause of that Termination of Employment was Total Disability, if any portion of the Participant's Account was deemed to have become forfeited by reason of that Termination of Employment, and if there is later made a binding determination that the Participant's Termination of Employment was attributable to Total Disability, any amount forfeited from the Participant's Account by reason of that Termination of Employment shall be restored to the Account of the Participant (in the form of a reinstatement contribution made by the Employer and without adjustment for investment gains or losses or expenses that would have been experienced by the Account had no such forfeiture been deemed to have occurred). Any balance standing to the credit of the Participant in his/her Account, after the reinstatement adjustment described in the preceding sentence, shall become distributable as promptly as practicable following the making of the binding determination that the Participant's Termination of Employment was attributable to Total Disability.

                                   ARTICLE IX

                                 DEATH BENEFITS
                                 --------------

     Sec. 9.01   Benefit Upon the Death of a Participant.

        (a)  Decedent's  Benefits  Not  in  Pay  Status.  Upon  the  death  of a
     Participant whose benefits are not in pay status at the time of his/her death, the Participant's Beneficiary shall be paid a death benefit equal to the value of the Participant's vested interest in his/her Account.

        (b) Decedent's Benefits in Pay Status. Upon the death of a Participant whose benefits are in pay status at the time of his/her death, there shall be paid such benefit, if any, as is provided under the annuity contract or other payout arrangement in effect at the time of the Participant's death. If there is no such annuity contract or other arrangement then in effect, the undistributed balance of the Participant's vested interest in his/her Account shall be paid to the Participant's Beneficiary.

     Sec. 9.02 Beneficiary Designation.

        (a) By Married Participants.

               (1) Spouse as Default Primary Prospective Beneficiary. The sole primary Prospective Beneficiary of each married Participant shall be his/her Spouse except to the extent that (i) the Participant has designated one or more non-spousal Prospective Beneficiaries, and (ii) the designation of such non-spousal Prospective Beneficiaries was consented to in writing by the Participant's Spouse as provided in
          Section 9.03.

               (2) Designation of Non-spousal Primary Prospective Beneficiaries. To the extent provided in a spousal consent conforming to the requirements of Section 9.03, each married Participant has the right to designate one or more primary Prospective Beneficiaries other than, or in addition to, his/her Spouse.

               (3) Designation of Contingent Beneficiaries. Each married Participant shall have the right to designate one or more contingent Prospective Beneficiaries who shall become the Participant's Beneficiaries upon his/her death if, at the time of his/her death, he/she is not survived by any of his/her primary Prospective Beneficiaries. Spousal consent shall not be required as to the designation of contingent Prospective Beneficiaries, but if the Participant is not survived by any primary Prospective Beneficiaries and is survived by his/her Spouse, his/her Spouse shall supersede all designated contingent Prospective Beneficiaries and shall become the Participant's sole Beneficiary unless he/she either (i) has consented in writing to the Participant's designation of contingent Prospective Beneficiaries other than himself/herself, or
          (ii) elects to waive his/her right to be the Participant's sole Beneficiary after the Participant's death.

        (b) By Unmarried Participants. Each unmarried Participant has the right to designate one or more primary Prospective Beneficiaries and one or more contingent Prospective Beneficiaries.

        (c) Change of Beneficiary Designations. Each Participant may at any time, and from time to time, change his/her primary Prospective Beneficiary and/or contingent Prospective Beneficiary designations; provided, however, that if the Participant is married, any such change which does not result in the designation of the Participant's Spouse as his/her primary Prospective Beneficiary shall be invalid unless and until consented to by the Participant's Spouse in the manner described in Section 9.03.

        (d) Form of Beneficiary Designation. Each designation of Prospective Beneficiaries and each change of such designations shall be set forth in writing, shall be on forms provided by or in form acceptable to the Plan Administrator, and shall be effective only if delivered to the Plan Administrator prior to the death of the Participant; provided, however, that a designation of Prospective Beneficiaries delivered to the Plan Administrator after the death of a Participant shall be given effect (1) only if it is authenticated to the satisfaction of the Plan Administrator, and (2) shall apply only to benefits payable by reason of the death of the Participant that have not been distributed prior to the delivery and authentication of the instrument making the subject designation.

        (e) Multiple Beneficiaries. In general, if a Participant is survived by one or more primary Beneficiaries, benefits payable by reason of the Participant's death shall be paid only to such surviving primary Beneficiaries, and no benefit shall be payable to any contingent Prospective Beneficiary. However, if the Participant's beneficiary designation clearly indicates that the interest of a designated primary Prospective Beneficiary who predeceases the Participant is to be paid to one or more specified contingent Beneficiaries (to the exclusion, as to that interest, of all other Primary Beneficiaries) and indicates the amount to be paid to each such contingent Beneficiary or the manner in which such amount is to be calculated, the interest of such deceased primary Beneficiary shall be paid to such designated contingent Beneficiaries in the amounts so determined.

        (f) Default Beneficiaries. In the event that a Participant fails to effectively designate at least one Prospective Beneficiary (or if the Participant is predeceased by all of his/her designated Prospective Beneficiaries), any benefits payable by reason of the death of the Participant shall be paid to those members of the following Classes of takers as may reasonably be located by the Plan Administrator, each Class to take to the exclusion of all subsequent Classes, and with all located members in each Class to share equally:

               (1) Class First: the Participant's Spouse;

               (2) Class Second: the Participant's lineal descendants (including adopted persons, per stirpes);

               (3) Class Third: the Participant's surviving legal parents (equally); and

               (4) Class Fourth: the Participant's estate.

        Step-children not legally adopted by the Participant at the time of his/her death (and their respective lineal descendants) shall not be included in Class Second and shall qualify as Beneficiaries only if named by the Participant as Prospective Beneficiaries.

        The Plan  Administrator  shall make a good faith effort to (i) identify,
     (ii) confirm the existence of, and (iii) locate all members of the Class eligible to share in a death benefit distribution. However, the Plan Administrator shall not be liable to any member of any such Class for either direct or consequential damages suffered by such person by reason of the Plan Administrator's failure to identify, confirm the existence of, or locate such person, nor shall the Plan Administrator be required to either unduly delay death benefit distributions or incur any substantial expense in the attempt to identify, confirm the existence of or locate any person who might be entitled to inclusion in any such Class.

        (g) Order of Death. If it is impossible to ascertain with certainty the order of death of the Participant and any Prospective Beneficiary, the Participant shall be deemed to have survived the Prospective Beneficiary unless the Participant has specifically indicated to the contrary in writing on his/her beneficiary designation form. If it is impossible to ascertain with certainty the order of death of two or more Prospective Beneficiaries, deceased primary Prospective Beneficiaries shall be deemed to have survived deceased contingent Prospective Beneficiaries.

        (h) Effect of Divorce  or Legal  Separation.  Upon the later to occur of
     (1) the effective date of the legal separation or divorce of the Participant and his/her Spouse or former Spouse or (2) the date on which the Plan Administrator receives written notification of such legal separation or divorce, except as may otherwise be provided in a QDRO, (1) the rights of such Spouse or former Spouse under Paragraphs (a)(1), (f) and
     Article XII hereof shall be extinguished, and (2) any designation of that separated or former Spouse as a Prospective Beneficiary under this Plan shall be null and void unless reaffirmed in writing by the Participant after the effective date of such divorce or legal separation.

     Sec. 9.03 Spousal Consent Requirement and Rules. The designation by a married Participant of his/her Spouse to be his/her sole primary Prospective Beneficiary shall not require the consent of his/her Spouse hereunder. All designations by a married Participant of a person other than, or in addition to, his/her Spouse to be a primary Prospective Beneficiary, to be valid and operative upon the death of the Participant, must have been (or be) consented to in writing by his/her Spouse. To be effective for the purposes of this Section, a spousal consent must satisfy the requirements of Paragraphs (a) through (h), inclusive, of this Section.

        (a) Written Instrument Requirement. Each spousal consent shall be set forth in a written instrument on forms provided by the Plan Administrator or in a form acceptable to the Plan Administrator.

        (b) Witness Requirement. All spousal consents must be witnessed by a notary public or by a representative of this Plan.

        (c) Acknowledgment of Effect. Each spousal consent shall contain an acknowledgment of its financial effect upon the party giving such consent.

        (d) Effect of QDRO. Each spousal consent shall be subject to the effect of any QDRO applicable to the Participant's interest in this Plan at the time of the Participant's death.

        (e) Specific and General Spousal Consent. Each spousal consent must identify the specific nonspousal Prospective Beneficiary(ies) the designation of whom is authorized by such consent, or must identify the class from whom such Prospective Beneficiaries may be designated; provided, however, that a spousal consent may be general in nature (permitting the Participant to designate any persons or entities as Prospective Beneficiaries and to change such designations at any time and from time to time without securing a further spousal consent) if it specifies that it is general in nature, acknowledges the Spouse's right to limit such consent to specific Prospective Beneficiaries, and acknowledges the Spouse's intention to voluntarily relinquish such right of limitation.

        (f) Effect of Divorce. Each spousal consent given under this Section shall become null and void upon termination of the marriage (other than by the death of the Participant) between the Participant and the party who gave such consent. No such consent shall be binding upon a subsequent Spouse of the Participant, nor upon the originally consenting Spouse in the event of a divorce (subsequent to the giving of such consent) followed by a remarriage of the originally consenting spouse and the Participant.

        (g) Effect of Prenuptial and Similar Agreements. This Plan does not recognize the terms of any prenuptial, post-nuptial or similar agreement as having the effect of either a designation of Prospective Beneficiary or a spousal consent under this Section.

        (h) Spousal Consents May Be Revocable. Spousal consents given under this Section shall be revocable or irrevocable, as specified therein. If a spousal consent is not irrevocable by its terms, it shall be revocable. If revocable, whether by specification or by default, such consent shall become irrevocable upon the earlier to occur of the Participant's death or his/her Benefit Commencement Date. Revocation of a spousal consent hereunder shall become effective only upon delivery to the Plan Administrator of an instrument executed by the Spouse originally giving such consent and satisfying the requirements of Paragraphs (a) and (b) hereof.

        (i) Missing Spouse. If a married Participant is unable to determine the whereabouts of his/her Spouse, such Participant may file with the Plan Administrator an "Affidavit of Missing Spouse," which affidavit may be accepted by the Plan Administrator in lieu of the spousal consent otherwise required by this Section in connection with the designation by the Participant of a non-spousal Prospective Beneficiary. The Plan Administrator shall have the right to rely on such affidavit without further inquiry until such time as the Plan Administrator develops actual knowledge of the whereabouts of the purportedly missing spouse. Upon receipt of actual knowledge of the whereabouts of a purportedly missing spouse who is the subject of an Affidavit of Missing Spouse, any designation of Prospective Beneficiary that was dependent for its validity on the Affidavit of Missing Spouse relating to the person whose whereabouts have been learned shall immediately become null and void (but shall not affect payments made before the Plan Administrator learned of the whereabouts of the previously missing spouse or payments at a processing stage too advanced to be reasonably stopped the time of such learning). Upon development of actual knowledge of the whereabouts of a missing spouse with respect to whom an "Affidavit of Missing Spouse" is known by the Plan Administrator to have been relied upon to validate a current designation by the Participant of Prospective Beneficiaries, the Plan Administrator shall notify the Participant in writing that his/her designation of non-spousal Prospective Beneficiaries has become null and void. The Plan Administrator shall not, however, be required to disclose to the Participant the whereabouts of the previously missing spouse. Any change by a married Participant in the identity of his/her designated Prospective Beneficiaries must be accompanied by a new Affidavit of Missing Spouse unless otherwise supported by an appropriate spousal consent as otherwise described in this Section.]

     Sec. 9.04 Designation of Prospective Beneficiaries by Persons other than the Participant. Only the Participant shall have the right to designate Prospective Beneficiaries. Beneficiaries and Alternate Payees shall not have the right to designate Prospective Beneficiaries. In the event of the death of a Beneficiary or Alternate Payee prior to the distribution to him/her of his/her entire interest under this Plan, the interest of the Beneficiary or Alternate Payee shall be payable to his/her estate.

     Sec. 9.05 Transferee Plan Provision. Notwithstanding any other provision of this Section to the contrary, if, by reason of the merger of another tax-qualified plan into this Plan or by reason of a direct trustee-to-trustee transfer of assets and liabilities from another tax-qualified plan to this Plan in a transaction that did not constitute an Eligible Rollover Distribution within the meaning of Section 402(c)(4) of the Code, the Participant's Account includes a Portability Subaccount attributable to such assets, the Portability Subaccount so created and maintained shall have preserved with respect to it, but only for such period as may be required under regulations then pertaining under Section 411(d)(6) of the Code:

        (a) any provision automatically designating the Participant's surviving spouse or any other person as the death benefit payee with respect to all or a portion of the Participant's interest under the transferor plan;

        (b) any provision permitting the Participant to elect to waive the death benefit otherwise payable to his/her surviving spouse; and

        (c) all provisions relating to spousal consent in connection with any such waiver.

In general, the preserved transferor plan rights shall be in addition to all other rights provided by this Plan, but shall apply only to the Portability Subaccount and only to the extent that those rights would have applied to the assets of the Portability Subaccount under the transferor plan. The preservation of transferor plan rights with respect to the subject Portability Subaccount shall not have any effect on the rights otherwise granted under this Article in connection with either (1) the balance of the Participant's Account not part of that Portability Subaccount or (2) the portion (if any) of the subject Portability Subaccount not subject to the preserved transferor plan rights. However, to the extent that any preserved transferor plan right conflicts with the rights granted in this article, the conflict will be resolved in favor of the most valuable specific or composite spousal right. For example, if the transferor plan was a money purchase pension plan that provided, absent Participant waiver with spousal consent, for one-half of the Participant's Account to be payable upon the Participant's death to his/her surviving spouse in the form of a life annuity, and if, after the transfer, the Participant dies survived by his/her spouse without having validly waived the default provision of the transferor plan, there will be paid to the Participant's surviving spouse, in the form of a life annuity a benefit having a value equal to one-half of the value of the Portability Subaccount, regardless of the payees designated to receive the balance of the Participant's interest in either the Portability Subaccount or any other element of his/her Account under this Plan. For the purposes of this Section, for an individual to be considered the surviving spouse of a deceased Participant, such individual need not have been the Participant's spouse at the time of the asset transfer from the transferor plan to this Plan.

                                   ARTICLE X

                               VESTING PROVISIONS
                               ------------------


     Sec. 10.01 General Vesting. Except as to his/her interest in his/her Company Stock Subaccount and his/her Other Assets Subaccount, the interest of each Participant in his/her Account is nonforfeitable (fully vested).

     Sec. 10.02 Company Stock Subaccount and Other Assets Subaccount Vesting.
                ------- ----- ---------- --- ----- ----- ----------- --------

        (a) Vesting Table. A Participant's nonforfeitable (vested) interest in his/her Company Stock Subaccount and in his/her Other Assets Subaccount shall be determined by multiplying the amount standing to his/her credit in each of those Subaccounts by the appropriate percentage from the following table:

         Participant's                                     Participant's  Vested
         Years of Vesting Service                                Percentage
         ------------------------                                -----------

         Less than 3 Years of Vesting Service..........................None
         3 Years of Vesting Service, but fewer than 4...................20%
         4 Years of Vesting Service, but fewer than 5...................40%
         5 Years of Vesting Service, but fewer than 6...................60%
         6 Years of Vesting Service, but fewer than 7...................80%
         7 Years of Vesting Service or more ...........................100%

     (b) Acceleration of Vesting. A Participant shall become 100% vested in the Subaccounts subject to this Section upon:

               (1) his/her attainment of Early or Normal Retirement Age while in the employ of the Employer or any Affiliated Company or

               (2) the occurrence of any of the following events while in the employ of the Employer or an Affiliated Company or after termination of such employment but prior to both the termination of this Plan and the occurrence of a one-year Break in Service:

                    (i) Termination of Employment due to Total Disability;

                    (ii) Termination of Employment due to death; or

                    (iii)Termination  of this Plan or upon a partial termination of this Plan with respect to which he/she is an affected Participant if such person has not received a cash-out of his/her vested interest in this Plan prior to the date of such termination or partial termination.

         For the purposes of this Subparagraph, a Participant shall be deemed to have received a cash-out of his/her vested interest only if:

                    (i) he/she received a distribution of his/her entire nonforfeitable interest under this Plan and has not repaid such amount to this Plan in the form of a restoration contribution; or

                    (ii) he/she  terminated  employment  with no  nonforfeitable interest in his/her Account under this Plan and has not returned to employment covered by this Plan on or before the date on which this Plan is terminated or partially terminated.

        (c) Effect of Certain QDROs. If (1) the vested interest of a Participant in his/her Account is less than 100%, (2) if any portion of the forfeitable part of that Account was distributed to an Alternate Payee or transferred to a separate account established for the benefit of an Alternate Payee pursuant to a QDRO, and (3) the Alternate Payee's interest is not subject to forfeiture at the same percentage rate as is the Participant's interest in his/her Account, the value of the Participant's vested interest in his/her each affected Subaccount shall be determined pursuant to the formula V = P x (B + T) - T, where V is the vested value to be determined, P is the Participant's vesting percentage, B is the balance standing to the credit of the Participant in that Subaccount and T is the dollar amount transferred out of that Subaccount for the benefit of the Alternate Payee.

     Sec. 10.03 Disregarded  Service for Vesting Purposes.  Service described in
Section 10.04 shall be disregarded in computing a Participant's vested (nonforfeitable) interest in his/her Account pursuant to the provisions of
Section 10.02:

     Sec. 10.04 Effect of Breaks in Service/Terminations of Employment.
                ------ -- ------ -- -------------------- -- ------------

        (a) Service after a period of Disregarded Prior Service shall not increase the Participant's vested interest in so much of his/her Account derived from Employer contributions as was accrued with respect to the period of Disregarded Prior Service, nor shall a period of Disregarded Prior Service be taken into account in computing the Participant's vested interest in so much of his/her Account derived from Employer contributions as is attributable to service subsequent to such period of Disregarded Prior Service.

        (b) Service after a Break in Service or Termination of Employment shall not increase the Participant's vested interest in so much of his/her Account as was accrued with respect to the period prior to such Break in Service or Termination of Employment if the Participant received a distribution of his/her entire vested interest which was accrued prior to such Break in Service or Termination of Employment and thereafter declined to make a restoration contribution authorized by
     Article V of this Plan within the time prescribed therein.

         Otherwise, service subsequent to one or more Breaks in Service shall be aggregated with service prior to such Breaks in Service in determining the Participant's vested interest in accruals to his/her Account attributable to service both before and after such Breaks in Service, provided, however, that no such service shall be deemed to restore or increase vesting in any portion of a Participant's Account that was forfeited by reason of a Break in Service which Break in Service occurred prior to the first Vesting Computation Period commencing after December 31, 1984.

     Sec. 10.05 Amendments to the Vesting Schedule. In the event that the vesting schedule under this Plan is amended, each individual who is a Participant at the effective date of the amendment and who then has three (3) Years of Vesting Service shall have his/her vested interest under this Plan determined under the prior vesting schedule or the amended vesting schedule, whichever yields the higher vested percentage.

                                   ARTICLE XI

                               IN-SERVICE BENEFITS
                               -------------------



     Sec. 11.01 Required Benefit Commencement. If a Participant remains in the employ of the Employer or an Affiliated Company to his/her Required Beginning Date and his/her Benefit Commencement Date has not theretofore occurred, his/her Required Beginning Date shall be his/her Benefit Commencement Date, and his/her nonforfeitable interest under this Plan shall be distributable to him/her at that time, with the minimum amount of such distribution each year to be the minimum required under the provisions of Section 401(a)(9) of the Code.

     Sec. 11.02 Superannuation Benefit. For Plan Years beginning on or after January 1, 2002, any Participant who has attained Age 70-1/2 and who remains in the employ of the Employer or an Affiliated Company shall have the right to withdraw all or any part of the vested portion of his/her Account. To effect such a withdrawal, the Participant must request such withdrawal in writing at least thirty (30) days prior to the Valuation Date as of which such withdrawal is to be effective. The Participant shall also specify which of his/her Accounts are to be debited for the withdrawal, and the amount to be debited from each such Account. Funds withdrawn pursuant to this Section shall be delivered by the Trustee to the Participant as promptly as practicable following the Valuation Date as of which withdrawn, and there shall be no adjustment in the amounts so distributed to reflect changes in market value, interest earned, expenses incurred (other than expenses associated specifically with such withdrawal) from the Valuation Date to the date of actual distribution, nor shall such distribution include current contribution amounts not yet received by the Trustee, even if such current contribution amounts, when so received, are deemed to have been received as of the Valuation Date of reference.

                                  ARTICLE XII

                               FORM AND TIMING OF
                               ------------------
                              BENEFIT DISTRIBUTIONS
                              ---------------------

     Sec. 12.01 Form of Benefit Payments. All benefits under this Plan shall be paid in installments, as single-sum distributions, as Rollover Amounts, or as a combination thereof. Unless a Participant elects otherwise in a written instrument filed with the Plan Administrator prior to his/her Benefit Commencement Date, in the case of a vested Account the value of which exceeds $5,000, the default method of benefit distribution shall be an installment distribution as described in Paragraph (a) hereof. The default method of benefit distribution shall be a single-sum distribution, Rollover Amount, or a combination thereof, if the vested Account does not exceed $5,000 at the Benefit Commencement Date.

        (a) Installment Distributions.
            ----------- -------------

                    (1) Vested Interests not Exceeding $500,000. If, at a Participant's Benefit Commencement Date, his/her vested interest in his/her Account does not exceed $500,000, any amount to be paid in installments shall be paid in installments, not less frequently than annually, that are as nearly equal as practicable, and that are paid over a period not to exceed five
               (5) years.

                    (2) Vested Interests Exceeding $500,000. If, at a Participant's Benefit Commencement Date, his/her vested interest in his/her Account exceeds $500,000, any amount to be paid in installments shall be paid in installments, not less frequently than annually, that are as nearly equal as practicable, and that are paid over a period not exceeding five (5) years plus one (1) year for each $100,000 or fraction thereof by which the Participant's vested interest in his/her Account exceeds $500,000 at his/her Benefit Commencement Date.

                    (3) Adjustments.  The $500,000 and $100,000 amounts referred to in Subparagraphs (1) and (2) hereof shall be adjusted annually as provided in Section 409(o)(2) of the Code.

                    (4) Substitution of "$3,500" for "$5,000" in this Section. In connection with any benefit the Benefit Commencement Date of which occurred prior to the first day of the first Plan Year starting after August 7, 1997, "or at the time of any prior distribution did not exceed $3,500" shall be substituted for "$5,000" at each place where "$5,000" appears in this Section.

        (b) Single-Sum Distributions. Any amount to be paid as a single-sum distribution shall be paid directly to the Participant, Beneficiary or Alternate Payee, as applicable.

        (c) Rollover Amounts. If a distribution is comprised of, or includes, an Eligible Rollover Distribution, the prospective distributee shall file with the Plan Administrator an election as to whether all or any portion thereof shall constitute a Rollover Amount in accordance with the procedure set forth in Section 12.05. Such election shall be filed within the election period identified in Section 12.05. If a prospective distributee fails in timely fashion to file an election to have any portion of an Eligible Rollover Distribution payable to him/her treated as a Rollover Amount, he/she shall be deemed conclusively to have elected not to have any portion of his/her Eligible Rollover Distribution treated as a Rollover Amount, and, accordingly, to have elected to receive the entire amount as a single-sum distribution.

        (d) Nature of Assets to be Distributed. To the extent that a distribution consists of assets credited to a distributee's Other Assets Subaccount, such distribution shall be made in cash. To the extent that a distribution consists of assets credited to a distributee's Company Stock Subaccount, such distribution shall be made in cash, in full shares of Company Stock (with cash in lieu of any fractional share), or in any combination of cash and full shares of Company Stock, as determined by the Plan Administrator. Notwithstanding the immediately preceding sentence, and except as provided in the immediately following sentence, any distributee may demand and receive all of the full shares of Company Stock credited to his/her Company Stock Subaccount, to the extent vested. The right to demand and receive a distribution in the form of shares of Company Stock shall not apply (1) to the extent that the shares of Company Stock that would otherwise be distributable is a class of stock that can be held only by this Plan, (2) in the case of any distributee who is not an Employee, if the Company Stock that would otherwise be distributable is a class of stock that can be held only by persons who are Employees, (3) if the Employer is an S corporation; or (4) if this Plan has been established and maintained by a bank (as defined in Section 581 of the Code) which is prohibited by law from redeeming or purchasing its own securities, the distribution of a Participant's Account balance will be made entirely in whole shares of Company Stock, cash or a combination of both, as determined by the Plan Administrator, provided, however, that if a Participant so demands, such benefits will be paid entirely in cash. Prior to making a distribution in Company Stock, the Plan Administrator shall notify the Participant in writing that (1) he/she has the right to demand that his/her benefits be paid in cash; and (2) if he/she fails to exercise that right, and his/her benefits are distributed in Company Stock, he/she will not be granted a put option with respect to Company Stock pursuant to Section 7.07. If the Participant fails to make such demand within ninety (90) days of issuance of that notice, the Plan Administrator shall distribute benefits in the form determined by the Plan Administrator in its sole discretion. In the event distribution is to be made in shares of Company Stock, any balance in the Participant's Other Assets Account may be applied to acquire for distribution whole shares of Company Stock.

     Sec. 12.02   Benefit Commencement Dates.
                  ------  -----------  ------

        (a) Retirement Benefits. The Benefit Commencement Date with respect to any benefit payable pursuant to Retirement shall occur as promptly as practicable following the Participant's Normal Retirement Date, Early Retirement Date and Deferred Retirement Date. However, if a Participant, at the time of his/her most recent Break in Service, had completed the number of Years of Service required to be eligible for an early retirement benefit described pursuant to Article VIII, his/her vested interest shall be treated as an early retirement benefit upon attainment by the Participant of the Age specified in the definition of Early Retirement Age.

        (b) Disability Benefits. The Benefit Commencement Date with respect to any benefit payable pursuant to a Participant's Termination of Employment by reason of Total Disability shall occur as promptly as practicable following the later of:

               (1) the date on which the Participant's Termination of Employment is determined to be by reason of Total Disability or

               (2) the date on which the Participant consents in writing to receive such benefits in the event that the distribution occurs prior to the later of the time the Participant has attained Normal Retirement Age or Age 62.

        (c) Death Benefits. A benefit payable by reason of the death of the Participant shall commence and be paid as follows:

               (1) Should a Participant die while receiving installment payments under this Plan, the payment shall continue for the balance of the installment period to the Participant's Beneficiary. Notwithstanding the foregoing, the Beneficiary may elect to receive in lieu of such continued installment payments an amount equal to the present value of the unpaid future installments; or

               (2) If to any  Beneficiary  other than as set forth in  Paragraph
          (c)(1), commencing as promptly as possible after the Participant's death.

        (d) Deferred Vested Benefits. If a vested Participant experiences a Termination of Employment (other than due to retirement, death or Total Disability), his/her Benefit Commencement Date shall occur as promptly as practicable following the date on which occurs the Participant's Termination of Employment, provided that if the Participant returns to the employ of the Employer or an Affiliated Company before such payment is made, distribution of the Participant's benefit shall be deferred to such date as would apply if the previous Termination of Employment had not occurred; and further provided that if the Participant's nonforfeitable interest under this Plan exceeds $5,000, no such distribution shall be made without the written consent of the Participant (and, if required by law or regulation, the written consent of the Participant's Spouse) until the Valuation Date of this Plan coinciding with, or if there is none, the Valuation Date next following the date on which the Participant attains the earlier of Normal Retirement Age or Age 62. However, if a Participant, at the time of his/her most recent Break in Service, had completed the number of Years of Service required to be eligible for an early retirement benefit described pursuant to Article VII, his/her vested interest shall be treated as an early retirement benefit upon attainment by the Participant of the Age specified in the definition of Early Retirement Age. Notwithstanding the foregoing, the Plan Administrator shall have the right to pay any such benefit, if the total value of the Participant's vested interest in his/her Account is not greater than (A) $5,000 ($3,500 in Plan Years beginning before August 7, 1997) or (B) such smaller amount as may be prescribed by the Secretary of the Treasury as the maximum amount that may be distributed without the Participant's consent.

        (e) Exception to the General Rules. To the extent that a Participant's vested interest in his/her Company Stock Subaccount consists of shares of Company Stock acquired with the proceeds of a Securities Acquisition Loan, and subject to the statutory compliance provisions set forth at Section 12.03, this Plan may defer distribution of such Company Stock until not later than the last day of the Plan Year in which the entire Securities Acquisition Loan which financed the acquisition of those shares of Company Stock is repaid.

     Sec. 12.03  Statutory Compliance.
                 --------- ----------

        (a) Section 401(a)(9) Compliance. Notwithstanding any other provision of this Article, all distributions shall commence not later than the latest permissible Benefit Commencement Date under Section 401(a)(9) of the Code and regulations thereunder, and each benefit shall be distributed at a rate not lesser than the minimum distribution rate prescribed for such benefit under Section 401(a)(9) and the regulations thereunder. Notwithstanding any other provision of this Plan, if the Participant's Benefit Commencement Date has not previously occurred, and the Participant is living at his/her Required Beginning Date, the Participant's Required Beginning Date shall be his/her Benefit Commencement Date.

        With respect to distributions under this Plan made for calendar years beginning on or after January 1, 2002, this Plan will apply the minimum distribution requirements of Section 401(a)(9) of the Code in accordance with the regulations under Section 401(a)(9) that were proposed on January 17, 2001, notwithstanding any provision of the Plan to the contrary. This provision shall continue in effect until the end of the last calendar year beginning before the effective date of final regulations under Section 401(a)(9) or such other date as may be specified in guidance published by the Internal Revenue Service.

        (b) Section 401(a)(14) Compliance. Unless the Participant has elected otherwise in writing, his/her Benefit Commencement Date shall not be later than the 60th day after the close of the Plan Year in which occurs the last of:

               (1) the date on which the Participant attains the earlier of Age 65 or the Normal Retirement Age specified in this Plan;

               (2) the tenth (10th) anniversary of the year in which the Participant commenced participation; or

               (3) the date on which the Participant experiences a Termination of Employment.

     Sec. 12.04 Post-Distribution Credits. If, after the payment of a single-sum distribution under this Plan, there shall remain in the Participant's Account any funds or any funds are subsequently credited to such Account, such additional funds, to the extent nonforfeitable, shall be paid to the Participant or applied for the Participant's Account as promptly as practicable. If, after the commencement of periodic payments under this Plan, there shall be additional funds credited to the Account of a Participant in which the payee has a nonforfeitable interest, the Plan Administrator shall direct adjustment of the remaining periodic payments so as to include all such additional credited amounts, as nearly evenly as possible, in the remaining periodic payments (without extending the period during which such payments are payable).

     Sec. 12.05 In-Service Benefits Distributed by Reason of Section 11.02. In the case of any benefit that becomes distributable pursuant to Section 11.02 of this Plan, such benefit may be paid, at the election of the Participant to whom payable, as (a) a single-sum distribution, (b) a combination of single-sum distribution and Eligible Rollover Distribution, or (c) an installment payment not as great as the available single-sum distribution amount but not less than the minimum distribution, if any, required under Section 401(a)(9) of the Code.

     Sec. 12.06 Withholding of Income Taxes. All distributions made under this Plan shall be subject to the withholding of:

        (a) income taxes, to the extent that the Plan Administrator reasonably believes withholding to be required by applicable law; and

        (b) such other income taxes as the distributee directs pursuant any election that the distributee is entitled to make under the terms of this Plan or under applicable law.

     Sec. 12.07  Provisions Relating to Eligible Rollover Distributions.
                 ---------- -------- -- -------- -------- --------------

        (a) Election Procedure. If a prospective distribution shall include an amount which is an Eligible Rollover Distribution, the prospective distributee shall have the right to elect to have all or any portion of the Eligible Rollover Distribution treated as a Rollover Amount.

               (1) Election to be Made in Writing. Any such election shall be made in writing on forms acceptable to the Plan Administrator and shall include such information and certifications as may reasonably be required by the Plan Administrator.

               (2) Election Period. The election described in this Section shall be made not more than ninety (90), and not less than thirty (30) days prior to the Benefit Commencement Date of the distribution. The prospective distributee may waive the thirty-day minimum period if such waiver is in writing and in a form acceptable to the Plan Administrator.

               (3) Default Election. If the prospective distributee fails to file an election during the Election Period described in Subparagraph
          (2) hereof, until such time as such an election is filed as a change of election in accordance with Subparagraph (4) hereof, the distributee shall be deemed conclusively to have elected to have no portion of his/her Eligible Rollover Distribution treated as a Rollover Amount.

               (4) Durability, Change and Revocation of Elections.

                    (i) Any election  filed  pursuant to the  provisions of this
               Section shall be given full force and effect as promptly as practicable after receipt of the election and of any supporting certifications or information required by the Plan Administrator, and shall remain in force until there is delivered to the Plan Administrator a written revocation thereof. Any revocation of such an election shall be given full force and effect as promptly as practicable following receipt thereof by the Plan Administrator.

                    (ii) In general, if an Eligible Rollover  Distribution is to be made in a series of payments, the payee's election as to that portion (if any) of the Eligible Rollover Distribution to be treated as a Rollover Amount shall apply to each payment in the series. A distributee of an Eligible Rollover Distribution may, at any time and from time to time, change the amount thereof to be treated as a Rollover Amount, may change the payee thereof, and may change the delivery mechanism of such payments, provided that no such changes shall be effective as to any amount distributed before the Plan Administrator receives such information, documentation and certifications as it may reasonably require to make the change effective as a new election. Any such change shall supersede all such directions of the payee previously in force.

        (b) Minimum Rollover Amount. If it is reasonable to expect that the aggregate of Eligible Rollover Distributions payable to a payee under this Plan will not exceed two hundred dollars ($200) in any Plan Year, no portion of the amount payable to that payee shall be treated as a Rollover Amount.

        (c) Splitting of Eligible Rollover Distributions and Rollover Amounts.

                    (1)  Minimum  Divisible  Amounts.  A  payee  of an  Eligible
               Rollover Distribution may require that the Eligible Rollover Distribution be divided into a Rollover Amount and a current distribution; provided, however, that this privilege shall attach only if the Rollover Amount is not less than the lesser of (i) the entire portion of the payment constituting an Eligible Rollover Distribution, or (ii) five hundred dollars ($500) and the currently distributable amount is more than a de minimis amount. Subject to the condition of the foregoing sentence, the prospective distributee of any Eligible Rollover Distribution may determine the portion thereof (if any) to be treated as a Rollover Amount and the amount not to be so treated (expressed in dollar terms or in percentage of payment terms, as the Plan Administrator determines), and may from time to time change such determination following the procedures set forth in Paragraph (a) hereof. The portion not treated as a Rollover Amount will be distributed (subject to applicable withholding of income taxes) to the person entitled thereto.

                    (2) Rollover Amounts. Subject to the consent of the Plan Administrator, an eligible distributee may direct that his/her Rollover Amount be divided into up to three (3) separate Rollover Amounts.

        (d) Mechanism for Delivery of Rollover Amounts. Rollover Amounts shall be delivered by (1) check or draft, made payable to and delivered directly to the fiduciary or institutional underwriter of the Eligible Retirement Plan, (2) check or draft, made payable to the fiduciary or institutional underwriter of the Eligible Retirement Plan, and delivered to the Participant, Beneficiary or Alternate Payee to whom the transferred amount is to be credited for subsequent delivery to the payee, or (3) wire transfer directly to the fiduciary or institutional underwriter of the Eligible Retirement Plan (if appropriate ABA routing information and account numbers have been provided).

        (e) Form of Rollover Amounts. All Rollover Amounts shall be delivered to the designated payee thereof in the same form (i.e., in cash, in kind, or in combination) as such amounts would have been delivered to the Participant, Beneficiary or Alternate Payee, had the same elected not to have such amounts treated as a Rollover Amount; except that this Plan shall not be obliged to include in any Rollover Amount any form of asset that will not be accepted by the prospective Eligible Retirement Plan. By way of non-exclusive examples, this Plan will not deliver as part of a Rollover Amount employer securities which cannot lawfully be transferred to or cannot lawfully be held by the prospective Eligible Retirement Plan, nor shall this Plan deliver to an individual retirement arrangement of a distributee the distributee's own note for indebtedness to this Plan.

        (f) Effect of Delivery of Rollover Amounts. Each prospective distributee, by electing to have any portion of his/her Eligible Rollover Distribution treated as a Rollover Amount, agrees that, upon transmittal as instructed of the funds to which such election applies, the Plan Administrator, the Trustee, the Employer and all other persons and entities associated with the operation and maintenance of this Plan shall be released from all duties, obligations, responsibilities and liabilities in connection with the amount so transmitted. None of the persons or entities so released shall be responsible to see to the crediting or application of the funds so transferred.

                                  ARTICLE XIII

                               PLAN ADMINISTRATION
                               -------------------


     Sec. 13.01 Appointment and Tenure. The Plan Administrator shall consist of a committee of one (1) or more persons who shall serve at the pleasure of the Board. Any committee member may resign by delivering his/her written resignation to the Employer. Vacancies arising by the death, resignation or removal of a committee member shall be filled by the Board. If the Board fails to act, and in any event, until the Board so acts, the remaining members of the committee may appoint an interim committee member to fill any vacancy occurring on the committee. If no person has been appointed to the committee, or if no person remains on the committee, the Employer shall be deemed to be the Plan Administrator.

     Sec. 13.02 Meetings; Majority Rule. Any and all acts of the Plan Administrator taken at a meeting shall be by a majority of all members of the committee. The Plan Administrator may act by vote taken in a meeting (at which a majority of members shall constitute a quorum) if all members of the committee have been given at least ten (10) days' written notice of such meeting or have waived notice. The Plan Administrator may also act by majority consent in writing without the formality of convening a meeting.

     Sec. 13.03 Delegation. The Plan Administrator may, by written majority decision, delegate to each or any one of its number, or to its Secretary, authority to sign any documents on its behalf, or to perform ministerial acts, but no person to whom such authority is delegated shall perform any act involving the exercise of any discretion without first obtaining the concurrence of a majority of the members of the committee, even though he/she alone may sign any document required by third parties.

     The Plan Administrator shall elect one of its number to serve as chairperson ("Chairperson"). The Chairperson shall preside at all meetings of the committee or shall delegate such responsibility to another committee member. The committee shall elect one person to serve as secretary ("Secretary") to the committee. All third parties may rely on any communication signed by the Secretary, acting as such, as an official communication from the Plan Administrator.

     Sec. 13.04. Authority and Duties of the Plan Administrator. The Plan Administrator shall have the following authority and duties:

        (a) to appoint (and to dismiss) such Named Appeals Fiduciaries (as defined below) as are necessary to determine the merits of appeals of each denied claim for benefits under this Plan;

        (b) to appoint (and to dismiss) such Participant Loan Administrators as may be required to operate any Participant loan program offered under this Plan;

        (c) to  maintain  and  preserve  the  records of this Plan  relating  to
     Participants,   Beneficiaries,   Prospective  Beneficiaries  and  Alternate
     Payees;

        (d) to prepare and furnish to Participants, Beneficiaries, Prospective Beneficiaries and Alternate Payees such information and notices as may be required by law, by the provisions of this Plan, or by reason of administrative policies and procedures adopted in conjunction with the operation of this Plan;

        (e) to collect such data as is required for Plan operation, to process that data, and to apply, share, communicate, archive and transmit that data in such manner and at such times as the Plan Administrator deems appropriate;

        (f) to prepare, file and publish such returns and reports as are required of the Plan Administrator under law;

        (g) to solicit from Participants, Beneficiaries, Prospective Beneficiaries and Alternate Payees, and their respective spouses, such elections, designations, consents and other instruments as may be appropriate to the operation of this Plan;

        (h) to communicate the terms and provisions of this Plan, and relevant changes therein, to all parties entitled to receive such communications;

        (i) to maintain a location at which documents relevant to this Plan may be examined by persons entitled to examine them;

        (j) to receive service of process against this Plan;

        (k) to initiate legal action on behalf of this Plan;

        (l) to direct the Trustee as to the purchase of contracts of life insurance, annuity contracts, methods of benefit payment, the conduct of valuations, the timing of benefit distributions, and on all other matters where such direction is called for under this Plan or requested by the Trustee;

        (m) to arrange for bonding, if required by law;

        (n) to provide and execute (or delegate to others for execution) all procedures necessary for the proper conduct of the affairs of this Plan
     (such as, by way of example and not by way of limitation: enrollment procedures, participation waiver procedures, benefit application procedures, Participant investment direction procedures, domestic relations order validation procedures, etc.), except such procedures as this Plan may specifically determine to be exclusively within the province of a party other than the Plan Administrator;

        (o) to establish a QDRO determination procedure, and, pursuant to that procedure, to determine whether any instrument served upon this Plan constitutes a QDRO;

        (p) to construe and interpret the provisions of this Plan as otherwise set forth herein;

        (q) to determine the most appropriate method by which to correct any errors that may occur in the administration or operation of this Plan and the application of its provisions, and to exercise full discretion in the implementation or direction of corrective actions, as otherwise set forth herein; and

        (r) to perform such other duties as may be imposed by law or regulation, or directed by the Employer.

     Sec. 13.05 Reporting and Disclosure. The Plan Administrator shall keep all individual and group records relating to Plan Participants, and Beneficiaries, and all other records necessary for the proper operation of this Plan. Such records shall be made available to the Employer and to each Participant and Beneficiary for examination during business hours except that a Participant or Beneficiary shall examine only such records as pertain exclusively to the examining Participant or Beneficiary and not those records and documents relating to all Participants generally. The Plan Administrator shall prepare and shall file as required by law or regulation all reports, forms, documents and other items required by ERISA, the Code, and every other relevant statute, each as amended, and all regulations thereunder. This provision shall not be construed as imposing upon the Plan Administrator the responsibility or authority for the preparation, preservation, publication or filing of any document required to be prepared, preserved or filed by the Trustee or by any other Named Fiduciary to whom such responsibilities are delegated by law or by this Plan.

     Sec. 13.06 Construction of this Plan. The Plan Administrator shall take such steps as are considered necessary and appropriate to remedy any inequity that results from incorrect information received or communicated in good faith or as the consequence of an administrative error. The Plan Administrator shall have the sole and absolute discretion to interpret this Plan and shall resolve all questions arising in the administration, interpretation and application of this Plan. It shall endeavor to act, whether by general rules or by particular decisions, so as not to discriminate in favor of, or against, any person and so as to treat all persons in similar circumstances uniformly. The Plan Administrator shall correct any defect, reconcile any inconsistency, or supply any omission with respect to this Plan. All such corrections, reconciliations, interpretations and completions of Plan provisions shall be final and binding upon the parties.

     Sec. 13.07 Engagement of Assistants and Advisers; Plan Expenses. The Plan Administrator shall have the right to hire such professional assistants and consultants as it, in its sole discretion, deems necessary or advisable, including, but not limited to:

        (a) Investment Managers and/or advisers;

        (b) accountants;

        (c) actuaries;

        (d) attorneys;

        (e) consultants;

        (f) clerical and office personnel; and

        (g) medical practitioners.

The expenses incurred by the Plan Administrator in connection with the operation of this Plan, including, but not limited to, the expenses incurred by reason of the engagement of professional assistants and consultants, shall be expenses of this Plan and shall be payable from the Fund at the direction of the Plan Administrator. The Employer shall have the option, but not the obligation, to pay any such expenses, in whole or in part, and by so doing, to relieve the Fund from the obligation of bearing such expenses. Payment of any such expenses by the Employer on any occasion shall not bind the Employer to thereafter pay any similar expenses.

     Sec. 13.08 Bonding. The Plan Administrator shall arrange for such bonding as is required by law, but no bonding in excess of the amount required by law shall be considered required by this Plan.

     Sec. 13.09 Compensation of the Plan Administrator. The Plan Administrator shall serve without compensation for its services as such, but all expenses of the Plan Administrator shall be paid or reimbursed by the Employer, and if not so paid or reimbursed, shall be proper charges to the Trust Fund and shall be paid therefrom.

     Sec. 13.10 Indemnification of the Plan Administrator. Each member of the committee constituting the Plan Administrator shall be indemnified by the Employer against costs, expenses and liabilities (other than amounts paid in settlement to which the Employer does not consent) reasonably incurred by him/her in connection with any action to which he/she may be a party by reason of his/her service as Plan Administrator except in relation to matters as to which he/she shall be adjudged in such action to be personally liable for negligence or willful misconduct in the performance of his/her duties. The foregoing right to indemnification shall be in addition to such other rights as the committee member may enjoy as a matter of law or by reason of insurance coverage of any kind, but shall not extend to costs, expenses and/or liabilities otherwise covered by insurance or that would be so covered by any insurance then in force if such insurance contained a waiver of subrogation. Rights granted hereunder shall be in addition to and not in lieu of any right to indemnification to which the committee member may be entitled pursuant to the by-laws of the Employer.

Service on the committee as a Plan Administrator shall be deemed in partial fulfillment of the committee member's function as an employee, officer and/or director of the Employer, if he/she serves in that capacity as well as in the role of committee member.

                                  ARTICLE XIV

                            DOMESTIC RELATIONS ORDERS
                            -------------------------


     Sec. 14.01 QDRO Determination Procedure. The Plan Administrator shall establish, and may at any time and from time to time modify, a written procedure setting forth the process to be followed when a determination is to be made as to whether an instrument that has been served on the Plan Administrator is a QDRO. The current iteration of that procedure is deemed to be incorporated as though fully set forth herein to the extent such incorporation is required by regulations promulgated by the Secretary of Labor, the Secretary of the Treasury, or the delegate of either. A copy of the current qualified domestic relations order determination procedure shall be available without charge to Participants, to prospective Alternate Payees, and to the respective personal representatives of each.

     Sec. 14.02 Status, Rights and Privileges of Alternate Payees.
                ------  ------ --- ---------- -- --------- ------

        (a) General Rule. Except as otherwise specifically provided by statute, regulation or the provisions of Paragraph (b) of this Section, an Alternate Payee shall have the status and rights of a Beneficiary under this Plan, to the exclusion of all other rights associated with Participants under this Plan.

        (b) Exceptions to General Rule. Notwithstanding the provisions of Paragraph (a), each Alternate Payee shall have the following rights and privileges to the extent that the same are available to Participants under this Plan:

               (1) The right to direct the manner in which Plan assets held for the Account of such Alternate Payee are invested; and

               (2) The right to select the form in which benefits are to be paid and the time at which such benefit payments are to commence.

        (c) Special Conditions Pertaining to Certain Alternate Payees.
            ------- ---------- ---------- -- ------- --------- ------

               (1) If the interest of an Alternate Payee is less than fully vested at the time of the Alternate Payee's death, the amount, if any, payable by reason of that death shall be limited to the Alternate
          Payee's vested interest in this Plan, the balance becoming a forfeiture on the date of that death.

               (2) If an event occurs that accelerates a Participant's vested percentage to 100%, the interest of the Alternate Payee (if not theretofore at the 100% level) shall be simultaneously increased to 100%.

               (3) Unless otherwise specifically provided in the governing QDRO, if the interest of an Alternate Payee is fully vested and not subject by its terms to any contingency (such as, by way of example, survival of the Participant by the Alternate Payee), the Alternate Payee may, at any time, apply for and receive a distribution of his/her entire interest under this Plan which shall be valued and distributed as promptly as practicable following the date on which a written application for that distribution is received by the Plan Administrator.

                                   ARTICLE XV

                     ALLOCATION AND LIMITATION OF AUTHORITY
                     --------------------------------------
                           OF FIDUCIARIES AND PERSONS
                           --------------------------
                             WITH MINISTERIAL DUTIES
                             -----------------------

     Sec. 15.01 Authority of the Employer. The Employer shall have the following (and only the following) authority under this Plan:

        (a) to determine all matters of Plan design, and, in connection therewith, to amend this Plan pursuant to the procedure more fully described at Section 17.01;

        (b) to terminate this Plan, pursuant to the procedure more fully described at Section 17.04;

        (c) to cause this Plan to be merged into or with any other plan(s), to cause this Plan to be consolidated with any other plan(s), and to cause the transfer from or to this Plan of assets or liabilities (where such transfers are in connection with the interests of groups of Participants, and not rollover transactions or fiduciary to fiduciary transfers of individual interests of the type commonly associated with transfers of employment from or to unrelated enterprises);

        (d) to determine which entities other than the Employer, if any, may be included in the definition of "Employer," and the terms and conditions of such inclusion;

        (e) to determine when and under what circumstance another entity shall be substituted for itself as Employer;

        (f) with such other  entities as may constitute  Employer,  to make such
     contributions   as   this   Plan   may   contemplate   as   Employer-source
     contributions;

        (g) to appoint:

               (1) the Plan Administrator, and to act as Plan Administrator in the absence of an appointed Plan Administrator,

               (2)  the Trustee (or Trustees),

               (3)  the Named Appeals Fiduciary (or Fiduciaries),

               (4)  one or more Investment Managers, and

               (5) such other persons as may have fiducial or ministerial roles in connection with the operation of this Plan and the management of the assets constituting the Fund;

          provided, however, that all such appointments shall be subject to the provisions of Section 16.05 hereof;

        (h) in respect of each appointment made pursuant to the authority set forth in Paragraph (g) hereof, to monitor the performance of such appointee according to any criteria determined by the Employer to be relevant and appropriate, and the power to terminate any such appointment;

        (i) to provide such personnel and records to the Plan Administrator and each Trustee as such parties may need for the proper discharge of their respective duties under this Plan;

        (j) to apply for rulings from administrative and regulatory agencies with respect to this Plan, to comply with all reporting, disclosure and registration requirements imposed by law upon the Employer, and to participate in any audit of Plan operations by any administrative or regulatory agency; and

        (k) to delegate to any person, persons or entities, temporarily or permanently, any or all of its authority and obligation under this Section.

     Sec. 15.02 Authority of the Plan Administrator. The Plan Administrator shall have such authority as is allocated to it pursuant to the provisions of
Article XIII. The Plan Administrator shall have the right to delegate to any person, persons or entity any or all of its authority under Article XIII.

     Sec. 15.03 Authority of the Trustee. The Trustee shall have the authority granted to it in the Trust Agreement, with such rights of delegation, and such limitations on those rights of delegation, as are specified in the Trust Agreement (to the extent the rights of delegation, if any, provided therein are not in conflict with applicable provisions of law).

     Sec. 15.04 Limitations on Authority of All Fiduciaries. No Named Fiduciary shall have authority to deal with matters other than as allocated under this Plan or by operation of law, unless such authority is delegated to it by another fiduciary having under this instrument both the authority, the delegation of which is intended, and the right to delegate that authority. A Named Fiduciary shall not in any event be liable for breach of fiduciary responsibility by another fiduciary (including Named Fiduciaries) if the act or omission deemed to be a breach of fiduciary responsibility by such other fiduciary was not within the scope of the authority of the subject Named Fiduciary.

      Sec. 15.05 Prohibition Against Certain Appointments and Delegations.
                 ----------- ------- ------- ------------ --- ------------

        (a) No person, persons or entity shall knowingly appoint any other person, persons or entity (the "prospective appointee") to serve in any role with respect to this Plan if such prospective appointee is barred from service in that role by operation of Section 411(a) of ERISA;

        (b) No person, persons or entity shall knowingly delegate any delegable authority under this Plan to any person, persons or entity (the "prospective delegate") if such prospective delegate is barred by operation of Section 411(a) of ERISA from the exercise of such authority, or would be barred by Section 411(a) of ERISA from appointment to the role of the party seeking to make the delegation of authority to the prospective delegate;

        (c) No person, persons or entity shall accept appointment to any position having authority under this Plan, nor shall any such person, persons or entity accept a delegation of such authority from another, if such appointment or delegation is barred by the provisions of this Section, or if such person, persons or entity is disabled from the exercise of such authority by operation of Section 411(a) of ERISA; and

        (d) If, while having any direct or delegated authority under this Plan, the person, persons or entity having such authority cease to be eligible to have such authority by reason of the operation of Section 411(a) of ERISA, such person, persons or entity shall immediately notify the source of such authority of such ineligibility, shall resign the position in which service is barred, and shall cooperate in all respects to accomplish the transition of authority and responsibility to a successor.

                                  ARTICLE XVI

                 APPLICATION FOR BENEFITS AND CLAIMS PROCEDURES
                 ----------------------------------------------


     Sec. 16.01 Application for Benefits. Each Participant and/or Beneficiary and/or Alternate Payee who believes that he/she is eligible for benefits under this Plan may apply for such benefits by completing and filing with the Plan Administrator an application for benefits on a form supplied by the Plan Administrator. Before the date on which benefit payments commence, if payable, each such application must be supported by such information and data as the Plan Administrator deems relevant and appropriate. Evidence of age, marital status (and, in the appropriate instances, health, death or Total Disability), and location of residence shall be required of all applicants for benefits. Written notice of the disposition of a claim shall be furnished to the applicant within 90 days after the application for benefits is filed with the Plan Administrator, unless special circumstances require an extension of time for processing the claim. If such an extension of time for processing is required, written notice of the extension shall be furnished to the claimant prior to the termination of the initial 90-day period. In no event shall such extension exceed a period of 90 days from the end of such initial period. The extension notice shall indicate the special circumstances requiring an extension of time and the date by which the Plan Administrator expects to render the final decision.

     Sec. 16.02 Appeals of Denied Claims for Benefits. In the event that any claim for benefits is denied in whole or in part, the Participant, Beneficiary or Alternate Payee whose claim has been so denied shall be notified of such denial in writing by the Plan Administrator. The notice advising of the denial shall specify the reason or reasons for denial, make specific reference to pertinent Plan provisions, describe any additional material or information necessary for the claimant to perfect the claim (explaining why such material or information is needed), and shall advise the claimant of the procedure for the appeal of such denial, including a statement of the claimant's right to bring a civil action under Section 502(a) of ERISA following an adverse benefit determination on review. All appeals shall be made by the following procedure.

        (a) The Participant, Beneficiary or Alternate Payee whose claim has been denied shall file with the Plan Administrator a notice of appeal. Such notice shall be filed within sixty (60) days of notification by the Plan Administrator of claim denial, shall be made in writing, and shall set forth all of the facts upon which the appeal is based. Appeals not timely filed shall be barred.

        (b) The Plan Administrator shall, within thirty (30) days of receipt of the claimant's notice of appeal, establish a hearing date on which the claimant (or his/her attorney or other authorized representative) may make an oral presentation to the Named Appeals Fiduciary in support of his/her appeal. The claimant (or claimant's representative) shall have the right to submit written or oral evidence and argument in support of his/her claim at such hearing. The claimant shall be given not less than ten (10) days' notice of the date set for the hearing. At the hearing (or prior thereto upon five (5) business days' written notice to the Plan Administrator), the claimant (or claimant's representative) shall have an opportunity to review all documents, records, and other information which are relevant to the claim at issue and to receive copies thereof without charge.

        (c) The Named Appeals Fiduciary shall consider the merits of the claimant's written and oral presentations, the merits of any facts or evidence in support of the denial of benefits, and such other facts and circumstances as the Named Appeals Fiduciary shall deem relevant. If the claimant elects not to make an oral presentation, such election shall not be deemed adverse to his/her interest, and the Named Appeals Fiduciary shall proceed as set forth below as though an oral presentation of the contents of the claimant's written presentation had been made.

        (d) The Named Appeals Fiduciary shall render a determination within sixty (60) days of the receipt of the appeal (unless there has been an extension of no more than sixty (60) days due to special circumstances, provided that the delay and the special circumstances occasioning it are communicated to the claimant in writing within the first sixty (60) day period). That determination shall be accompanied by a written statement presented in a manner calculated to be understood by the claimant and shall include specific reasons for the determination and specific references to the pertinent Plan provisions on which the determination is based and a statement of the claimant's right to bring a civil action under Section 502(a) of ERISA. The determination so rendered shall be binding upon all parties. The Plan Administrator shall provide such access to, and copies of, documents, records and other information relevant to the claimant's claim for benefits.

     Sec. 16.03 Appointment of the Named Appeals Fiduciary. The Named Appeals Fiduciary shall be the person or persons named as such by the Board or, if no such person or persons be named, then the person or persons named by the Plan Administrator as the Named Appeals Fiduciary. Named Appeals Fiduciaries may at any time be removed by the Board, and any Named Appeals Fiduciary named by the Plan Administrator may be removed by the Plan Administrator. All such removals may be with or without cause and shall be effective on the date stated in the notice of removal. The Named Appeals Fiduciary shall be a "Named Fiduciary" within the meaning of ERISA, and, unless appointed to other fiduciary responsibilities, shall have no authority, responsibility, or liability with respect to any matter other than the proper discharge of the functions of the Named Appeals Fiduciary as set forth herein.

                                  ARTICLE XVII

                            AMENDMENT AND TERMINATION
                            -------------------------

     Sec. 17.01 Amendment. This Plan may be amended at any time, and from time to time, by action of the Board. Each entity constituting the Employer hereby delegates to the Board and its delegates the full authority to act in its stead and on its behalf with respect to amendment of this Plan and the instrument or instruments establishing the Trust associated with this Plan; provided, however, that:

        (a) no amendment shall increase the duties or liabilities of the Plan Administrator or of the Trustee without the consent of that party;

        (b) no amendment shall deprive any Participant or Beneficiary of any benefit which is (1) accrued as of the effective date of such amendment, or
     (2) which, with respect to such accrued benefit, is a condition, characteristic or feature then constituting a "protected benefit" within the meaning of Section 411(d)(6) of the Code, by applicable regulatory agency authority; and

        (c) no amendment shall provide for the use of funds or assets held to provide benefits under this Plan other than for the benefit of Participants and their respective Beneficiaries and Alternate Payees or to meet the administrative expenses of this Plan, except as may be specifically authorized by statute or regulation.

     The power to amend this Plan shall reside exclusively in the Board of the Employer; except that the Board shall have the right to delegate to any fiduciary responsible under this Plan for promulgating procedures that are deemed by law or regulation to constitute a part of this Plan the authority to amend, modify, suspend, replace and revoke, at any time and in whole or in part, such procedures as the subject fiduciary has the authority to promulgate. Any action taken by a fiduciary pursuant to, and within the scope of, such delegation shall be deemed an effective amendment of the subject procedure (and thus of this Plan) to the same extent as though such action had been taken by the Board or its delegate. No amendment by a fiduciary of a procedure that constitutes a part of this Plan shall be given an effect that violates the limitations on Plan amendment imposed herein with respect to amendments adopted by the Board or its delegate.

     Notwithstanding the foregoing, (1) any amendment necessary to initially qualify this Plan under Section 401(a) of the Code, or to qualify any specific feature of this Plan under Sections or Subsections of ERISA or the Code specifically applicable to such feature, may be made without the further approval of the Board [of the Primary Employer] if signed by the proper officers of the Employer, and (2) amendment by an authorized fiduciary of any procedure that constitutes a part of this Plan may be made without further approval of the

Board or its delegate if published by the fiduciary having the authority to make such amendment in the form of a notice, announcement or procedure, or similar communication.

     Sec. 17.02 Adoption by Additional Entities. This Plan may be adopted by one or more entities not previously constituting the Employer by action of the Board (or corresponding governing body) of such entity; except that no such adoption shall be effective until consented to in writing by the Board. Any such adoption, the joinder of the adopting entity in the Trust, and the consent of the Board shall be evidenced by such documentation as the Plan Administrator deems appropriate.

     Sec. 17.03 Withdrawal from Sponsorship. Any entity constituting the Employer may withdraw from sponsorship of this Plan, but only upon the establishment of such measures as the Plan Administrator deems necessary to protect the interests of the Participants adversely affected by such withdrawal and their respective Beneficiaries, Prospective Beneficiaries and Alternate Payees. Withdrawal by an entity from Employer status shall not be construed as resulting in either a whole or partial termination of this Plan.

     Sec. 17.04 Plan Termination.
                ---- -----------

        (a) Right Reserved. While it is the Employer's intention to continue this Plan indefinitely in operation, the right is, nevertheless, reserved to completely or partially terminate this Plan. Complete or partial termination of this Plan shall result in full and immediate vesting in each affected Participant of the entire amount credited to his/her Account, and there shall not thereafter be any forfeitures with respect to any such affected Participant for any reason. Plan termination shall be effective as of the date specified by resolution of the Board, subject, however, to the provisions of Section 17.06 hereof.

        (b) Effect on Retired Persons, Etc. Termination of this Plan shall have no effect upon payment of installments and benefits to former Participants, their Beneficiaries, their Alternate Payees and their estates, whose benefit payments commenced prior to Plan termination. The Trustee shall retain sufficient assets to complete any such payments, and shall have the right, upon direction by the Employer, to purchase annuity contracts to assure the completion of such payments or to pay the value of the remaining payments in a single-sum distribution.

        (c) Effect on Remaining Participants. The Employer shall instruct the Trustee either (1) to continue to manage and administer the assets of the Trust Fund for the benefit of the Participants and their respective Beneficiaries and Alternate Payees pursuant to the terms and provisions of the Trust Agreement, or (2) to pay over to each Participant (and former Participant), or his/her Beneficiary or Alternate Payee (to the extent of such Alternate Payee's interest), the value of his/her vested interest, and to thereupon dissolve the Trust Fund.

     Sec. 17.05 Complete Discontinuance of Employer Contributions. While it is the Employer's intention to make substantial and recurring contributions to the Trust Fund pursuant to the provisions of this Plan, the right is, nevertheless, reserved to at any time completely discontinue Employer contributions. Such complete discontinuance shall be established by resolution of the Board and shall have the effect of a termination of this Plan, as set forth in Section 18.04, except that the Trustee shall not have the authority to dissolve the Trust Fund except upon adoption of a further resolution by the Board to the effect that this Plan is terminated and upon receipt from the Employer of instructions to dissolve the Trust Fund pursuant to Section 18.04(c) hereof.

     Sec. 17.06 Suspension of Employer Contributions. The Employer shall have the right at any time, and from time to time, to suspend Employer contributions to the Trust Fund in accordance with the provisions relating to funding waivers and variances set forth in ERISA and regulations issued thereunder.

     Sec. 17.07 Mergers and Consolidations of Plans. In the event of any merger or consolidation with, or transfer of assets or liabilities to, any other plan, each Participant shall have a benefit in the surviving or transferee plan (determined as if such plan were then terminated immediately after such merger, consolidation or transfer) that is equal to or greater than the benefit he/she would have been entitled to receive immediately before such merger, consolidation or transfer in this Plan in which he/she was then a Participant (had such Plan been terminated at that time). For the purposes hereof, former Participants and Beneficiaries shall be considered Participants. This provision is not intended to apply to a direct transfer constituting an Eligible Rollover Distribution.

                                 ARTICLE XVIII

                            MISCELLANEOUS PROVISIONS
                            ------------- ----------

           Sec. 18.01 Nonalienation of Benefits.
                      ------------- -- ---------

        (a) General Rule. Except as provided in Section 18.01(b), none of the payments, benefits or rights of any Participant, Beneficiary or Alternate Payee shall be subject to any claim of any creditor, and, in particular, to the fullest extent permitted by law, all such payments, benefits and rights shall be free from attachment, garnishment, trustee's process, or any other legal or equitable process available to any creditor of such Participant, Beneficiary or Alternate Payee. Other than as provided in Section 18.01(b), no Participant, Beneficiary or Alternate Payee shall have the right to alienate, anticipate, commute, pledge, encumber or assign any of the benefits or payments which he/she may expect to receive, contingently or otherwise, under this Plan, except the right to designate a Prospective Beneficiary or Prospective Beneficiaries as hereinabove provided.

        (b) Exceptions. The following shall not be precluded by the operation of Paragraph (a) hereof:

               (1) Compliance with the provisions and conditions of any QDRO;

               (2) the withholding of income taxes from distributions (whether by legal mandate or by election of the prospective distributee) and transmittal of the amounts so withheld to appropriate tax collection authorities;

               (3) the pledge by a borrower from this Plan (and foreclosure on the pledged amount by the lender or other holder of the borrower's debt obligation) of any portion of his/her interest in this Plan as security for the repayment of the amount borrowed, interest payable in respect thereto, and costs and expenses associated therewith;

               (4) any arrangement for recovery by this Plan of overpayments of benefits previously made to or for the benefit of the Participant or other person with respect to whom such arrangement applies;

               (5) transfer of any eligible rollover distribution Amount from this Plan to any other benefit plan qualified under Section 401(a) of the Code or to an individual retirement arrangement established under
          Section 408 of the Code;

               (6) direct deposit arrangements with respect to benefits if the direct deposits authorized by such arrangement is to an account of the payee (or a joint account of the payee and his/her spouse) at a bank or other financial institution;

               (7) any assignment or alienation of benefits in pay status to the extent that such assignment or alienation (i) is voluntary and revocable, (ii) is not for the purpose of, nor has the effect of, defraying Plan administration costs; and (iii) does not, when combined with all other such assignments in the aggregate, exceed ten percent (10%) of any benefit payment;

               (8) any assignment to the Employer if (i) such assignment is revocable at any time, and (ii) the Employer files with the Plan Administrator a written acknowledgment meeting the requirements of Treas. Reg. ss.1.401(a)-13(e)(2) (or a successor regulation of similar purpose);

               (9) the  enforcement  of a  federal  tax levy  made  pursuant  to
          Section 6331 of the Code or the collection by the United States on a judgment resulting from an unpaid tax assessment; and

               (10) any judgments, orders and decrees issued and settlements entered into on or after August 5, 1997.

     Sec. 18.02 No Contract of Employment. Neither the establishment of this Plan, nor any modification thereof, nor the creation of any fund, trust or account, nor the payment of any benefits shall be construed as giving any Participant or Employee, or any person, the right to be retained in the service of the Employer, and all Participants and other Employees shall remain subject to discharge to the same extent as if this Plan had never been adopted.

     Sec. 18.03 Severability of Provisions. If any provision of this Plan shall be held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provisions hereof, and this Plan shall be construed and enforced as if such provisions had not been included.

     Sec. 18.04 Heirs, Assigns and Personal Representatives. This Plan shall be binding upon the heirs, executors, administrators, successors and assigns of the parties, including each Participant and Beneficiary, present and future, and all Alternate Payees persons for whose benefit there exists any QDRO with respect to any Participant (except that no successor to the Employer shall be considered a Plan sponsor unless that successor adopts this Plan).

     Sec. 18.05 Retention of Tax Qualified Status. While it is the intention of the Employer at the time of establishment of this Plan that this Plan be qualified within the meaning of Section 401(a) of the Code, conduct by any fiduciary, by the Employer, by the Plan Administrator, or by any other party associated with the operation of this Plan that results in a denial of tax qualified status (or a corresponding denial to the Trust Fund or any Participant, Beneficiary or Alternate Payee of any or all of the favorable tax consequences associated with tax qualified status) shall not be deemed to be a breach of fiduciary duty. The tax qualified status of this Plan shall not be deemed of the essence of this Plan, nor shall securing the special tax consequences associated with that status be deemed a purpose of this Plan. The tax consequences of any denial of qualified status shall not be a basis upon which either this Plan or any person having an interest therein shall be entitled to a recovery against the person or entity whose conduct is determined to have resulted in such loss of tax qualified status.

     Sec. 18.06 Headings and Captions. The headings and captions herein are provided for reference and convenience only, shall not be considered part of this Plan, and shall not be employed in the construction of this Plan.

     Sec. 18.07 Gender and Number. Except where otherwise clearly indicated by context, the masculine and the neuter shall include the feminine and the neuter, the singular shall include the plural, and vice-versa.

     Sec. 18.08 Controlling Law. This Plan shall be construed and enforced according to the laws of the Commonwealth of Pennsylvania to the extent not preempted by Federal law, which shall otherwise control.

     Sec. 18.09 Funding Policy. The Plan Administrator, in consultation with the Employer, shall establish and communicate to the Trustee a funding policy consistent with the objectives of this Plan and of the corresponding Trust Fund. Such policy will be in writing and shall have due regard for the emerging liquidity needs of the Fund. Such funding policy shall also state the general investment objectives of the Trust Fund and the philosophy upon which maintenance of this Plan is based.

     Sec. 18.10 Title to Assets. No Participant, Beneficiary or Alternate Payee shall have any right to, or interest in, any assets of the Trust Fund upon termination of his/her employment or otherwise, except as provided from time to time under this Plan, and then only to the extent of the benefits payable under this Plan to such Participant or out of the assets of the Trust Fund. All payments of benefits as provided for in this Plan shall be made from the assets of the Trust Fund, and neither the Employer nor any other person shall be liable therefor in any manner.

     Sec. 18.11 Payments to Minors, Etc. Any benefit payable to or for the benefit of a minor, an incompetent person or other person incapable of receipting therefor shall be deemed paid when paid to such person's guardian or to the party providing or reasonably appearing to provide for the care of such person, and such payment shall fully discharge the Trustee, the Plan Administrator, the Employer and all other parties with respect thereto.

     Sec. 18.12 Lost Payees. A benefit shall be deemed forfeited if the Plan Administrator is unable to locate a Participant or Beneficiary to whom payment is due, provided, however, that such benefit shall be reinstated if a claim is made by the Participant, Beneficiary or Alternate Payee for the forfeited benefit.

     Sec. 18.13 Reliance on Data and Consents. The Employer, the Trustee, the Plan Administrator, all fiduciaries with respect to this Plan, and all other persons or entities associated with the operation of this Plan, the management of its assets, and the provision of benefits thereunder, may reasonably rely on the truth, accuracy and completeness of all data provided by the Participant and his/her Beneficiaries and Alternate Payees, including, without limitation, data with respect to age, health and marital status. Furthermore, the Employer, the Trustee, the Plan Administrator and all fiduciaries with respect to this Plan may reasonably rely on all consents, elections and designations filed with this Plan or those associated with the operation of this Plan and its corresponding Trust Fund by any Participant, the spouse of any Participant, any Beneficiary or Alternate Payee of any Participant, or the representatives of such persons without duty to inquire into the genuineness of any such consent, election or designation. None of the aforementioned persons or entities associated with the operation of this Plan, its assets and the benefits provided under this Plan shall have any duty to inquire into any such data, and all may rely on such data being current to the date of reference, it being the duty of the Participants, spouses of Participants and Beneficiaries to advise the appropriate parties of any change in such data.

     Sec. 18.14 USERRA. Notwithstanding any provision of this Plan to the contrary, contributions, benefits and service credit with respect to qualified military service will be provided in accordance with Section 414(u) of the Code.

     Sec. 18.15 Missing Spouses. If a Participant certifies in writing to the Plan Administrator that he/she is unable to locate his/her spouse after diligent effort to do so, and if the Plan Administrator, having written to such spouse at the address at which such spouse was last known to the Participant or to the Plan Administrator to have resided (or to the said spouse's legal representative if the Plan Administrator has been advised of the existence of such legal representative), receives no timely response that can reasonably be expected to result in the location of such spouse, the Participant shall be treated as an unmarried person for the purposes of this Plan until such time as such spouse is located and the whereabouts of such spouse are made known to the Plan Administrator. Upon the location of a formerly missing spouse, such spouse shall have rights only to the extent that this Plan so provides, and shall have no rights whatsoever with respect to amounts distributed to the Participant or any other party during the period that the location of the spouse was unknown to the Plan Administrator.

     Sec. 18.16 Counterpart Instruments. This Plan instrument and amendments thereto may be executed in several counterparts, each of which shall be deemed an original. As to this Plan instrument and as to the instruments of amendment thereto, the counterparts of the respective instruments shall be considered a single instrument, which may be sufficiently evidenced by one counterpart. Further, each amendment to this Plan shall be deemed to have amended all counterpart Plan instruments, and if applicable, all counterparts of prior amendments.

     IN WITNESS WHEREOF, and as evidence of the adoption of the foregoing as an amendment and restatement of this Plan set forth herein, the Employer has caused the same to be executed by its duly authorized officers this 19th day of December, 2002.


ATTEST:                                            NAZARETH NATIONAL BANK AND
                                                   TRUST COMPANY


By:  /S/ Joy A. Betz                         By:  /S/   Scott V. Fainor
     ------------------                           ----------------------
         Secretary                                       President

                    NAZARETH NATIONAL BANK AND TRUST COMPANY
                          EMPLOYEE STOCK OWNERSHIP PLAN
                      (Restated, Effective January 1, 1997)

                                 AMENDMENT NO. 1
                                 ---------------


     Nazareth National Bank and Trust Company, a national bank, hereby adopts this amendment to the Nazareth National Bank and Trust Company Employee Stock Ownership Plan ("Plan"). This amendment is adopted pursuant to Section 17.01 of the Plan.

               1. Section 1.16 of the Plan is hereby amended to add the following subsection (f):

                    "(f) Increase in  Compensation  Limit.  Notwithstanding  any
               provision of this Plan to the contrary, the annual compensation of each Participant taken into account in determining allocations for any Plan Year beginning after December 31, 2001, shall not exceed $200,000, as adjusted for cost-of-living increases in accordance with Section 401(a)(17)(B) of the Code. Annual compensation means Compensation during the Plan Year or such other consecutive 12-month period over which Compensation is otherwise determined under this Plan (the determination period). The cost-of-living adjustment in effect for a calendar year applies to annual compensation for the determination period that begins with or within such calendar year."

               2. Effective as of the Restatement Effective Date, Section 2.01 of the Plan is hereby amended and restated as follows:

                  " Initial Eligibility. Every Eligible Class Employee shall become a Participant on the Entry Date coincident with or next following the date on which he/she completes one (1) Year of Service. Notwithstanding the foregoing, no person shall be admitted as a Participant if he/she is no longer an Employee on the Entry Date as of which he/she would otherwise have become a Participant."

               3. Article IV of the Plan is hereby amended by adding the following Sections to the end thereof:

                 "Section 4.07 Modification of Top-Heavy Rules.
                               ------------ -- --------- ------


                   (a) Effective Date. This Section shall apply for purposes of determining whether this Plan is a top-heavy plan under Section 416(g) of the Code for Plan Years beginning after December 31, 2001, and whether this Plan satisfies the minimum benefits requirements of Section 416(c) of the Code for such years.


        (b) Determination of Top-Heavy Status.
            ------------- -- ----------------


               (1) Key Employee. Key Employee means any Employee or former Employee (including any deceased Employee) who at any time during the Plan Year that includes the Determination Date was an officer of the Employer having annual compensation greater than $130,000 (as adjusted under Section 416(i)(1) of the Code for Plan Years beginning after December 31, 2002), a 5-percent owner of the Employer, or a one percent owner of the Employer having annual compensation of more than $150,000. For this purpose, annual compensation means compensation within the meaning of Section 415(c)(3) of the Code. The determination of who is a Key Employee will be made in accordance with Section 416(i)(1) of the Code and the applicable regulations and other guidance of general applicability issued thereunder.



               (2)  Determination of Present Values and Amounts.  This Paragraph
          (b)(2) shall apply for purposes of determining the present values of accrued benefits and the amounts of Account balances of Employees as of the Determination Date.



                         (i)   Distributions   During   Year   Ending   on   the
                    Determination Date. The present values of accrued benefits and the amounts of Account balances of an Employee as of the Determination Date shall be increased by the distributions made with respect to the Employee under this Plan and any plan aggregated with this Plan under Section 416(g)(2) of the Code during the 1-year period ending on the Determination Date. The preceding sentence shall also apply to distributions under a terminated plan which, had it not been terminated, would have been aggregated with this Plan under Section 416(g)(2)(A)(i) of the Code. In the case of a distribution made for a reason other than separation from service, death, or disability, this provision shall be applied by substituting "five-year period" for "1-year period."



                         (ii) Employees Not Performing Services During Year Ending on the Determination Date. The accrued benefits and Accounts of any individual who has not performed services for the Employer during the 1-year period ending on the Determination Date shall not be taken into account.



               (3) Minimum Benefits/Matching Contributions. Employer matching contributions shall be taken into account for purposes of satisfying the minimum contribution requirements of Section 416(c)(2) of the Code and this Plan. The preceding sentence shall apply with respect to matching contributions under this Plan or, if this Plan provides that the minimum contribution requirement shall be met in another plan, such other plan. Employer matching contributions that are used to satisfy the minimum contribution requirements shall be treated as matching contributions for purposes of the actual contribution percentage test and other requirements of Section 401(m) of the Code.



             (c) Contributions Under Other Plans. The Employer may provide that the minimum benefit requirement shall be met in another plan (including another plan that consists solely of a cash or deferred arrangement which meets the requirements of Section 401(k)(12) of the Code and matching contributions with respect to which the requirements of Section 401(m)(11) of the Code are met).



          Section 4.08 Additional Modification of Top-Heavy Rules. The top-heavy requirements of Section 416 of the Code and Article IV of this Plan shall not apply in any year beginning after December 31, 2001, in which this Plan consists solely of a cash or deferred arrangement which meets the requirements of Section

     401(k)(12) of the Code and matching contributions with respect to which the requirements of Section 401(m)(11) of the Code are met."



          3.  Section  6.06(f)  of the Plan is  hereby  amended  by  adding  the following unnumbered paragraph after the first paragraph thereof:

               "For purposes of the definition of compensation set forth above, amounts under Code Section 125 include any amounts not available to a Participant in cash in lieu of group health coverage because the Participant is unable to certify that he/she has other health plan coverage. An amount will be treated as an amount under Code Section 125 only if the Employer does not request or collect information regarding the Participant's other heath coverage as part of the enrollment process for the health plan. This subparagraph shall apply to Plan Years and limitation years beginning on and after January 1, 1998."



          4. Article XII of the Plan is hereby  amended by adding the  following

Sections to the end thereof:

                  "Section 12.08  Direct Rollovers of Plan Distributions.
                                  ------ -------- --- ---- --------------


                         (a)  Effective   Date.  This  Section  shall  apply  to
                    distributions made after December 31, 2001.



        (b) Modification of Definition of Eligible Retirement Plan. For purposes of the direct  rollover  provisions  in Article  XII of this Plan,  an  Eligible

Retirement Plan shall also mean an annuity contract  described in Section 403(b)

of the Code and an  eligible  plan  under  Section  457(b) of the Code  which is maintained by a state, political subdivision of a state, or any agency or instrumentality of a state or political subdivision of a state and which agrees to separately account for amounts transferred into such plan from this Plan. The definition  of  Eligible  Retirement  Plan  shall  also  apply  in the case of a distribution to a surviving  spouse,  or to a spouse or former spouse who is the

Alternate Payee under a qualified domestic relation order, as defined


                           "Section  12.09  Minimum  Distribution  Requirements
                                            -------  ------------  ------------
         (Section 401(a)(9) Final and Temporary Regulations (2002)).
          ----------------  ----- --- --------- ----------- -------


                         (a) General Rules.
                             ------- -----

                             (1) Effective  Date. The provisions of this Section
                    shall apply for purposes of determining required minimum distributions for calendar years beginning with the 2003 calendar year. The provisions of this Section shall not be construed as establishing an optional form of benefit or require the purchase of an annuity if such form is not otherwise provided under the terms of this Plan.

                                (2) Precedence. The requirements of this Section
                    shall take precedence over any inconsistent provisions of this Plan.



                                (3) Requirements of Treasury Regulations Incorporated. All distributions required under this Section shall be determined and made in accordance with the Treasury regulations under Section 401(a)(9) of the Code.


                                (4) TEFRA Section 242(b)(2) Elections. Notwithstanding the other provisions of this Section, distributions may be made under a designation made before January 1, 1984, in accordance with Section 242(b)(2) of the Tax Equity and Fiscal Responsibility Act (TEFRA) and the provisions of this Plan that relate to Section 242(b)(2) of TEFRA.

       (b)  Time and Manner of Distribution.
            --------------------------------


          (1) Required Beginning Date. A Participant's entire interest will be distributed, or begin to be distributed, to the Participant no later than the Participant's Required Beginning Date.

               (2) Death Before Date Distributions Begin.
                   ----- ------ ---- ------------- ------

                    (i) Participant Survived by Designated Beneficiary. If a Participant dies before the date distributions begin and there is a designated beneficiary, the minimum amount that will be distributed for each distribution calendar year after the year of the Participant's death is the quotient obtained by dividing the Participant's account balance by the remaining life expectancy of the Participant's designated beneficiary, determined as provided in Paragraph (d)(1).



                    (ii) No Designated Beneficiary. If a Participant dies before the date distributions begin and there is no designated beneficiary as of September 30 of the year following the year of the Participant's death, distribution of the Participant's entire interest will be completed by December 31 of the calendar year containing the fifth (5th) anniversary of the Participant's death.



                    (iii) Death of  Surviving  Spouse  Before  Distributions  to
               Surviving Spouse Are Required to Begin. If a Participant dies before the date distributions begin, the Participant's surviving Spouse is the Participant's sole designated beneficiary, and the surviving Spouse dies before distributions are required to begin to the surviving Spouse under Subparagraph (b)(2)(i), this Subparagraph (d)(2) will apply as if the surviving Spouse were the Participant.



          (iv)  Applicability  of   Life-Expectancy   Rule.  The  provisions  of
          Subparagraphs (d)(2) (i) and (iii) shall apply if the provisions of this Plan (or the optional form of benefit provisions of a transferor plan that are required to be preserved in this Plan) provide that if a Participant dies before distributions begin, the Participant's interest may be distributed using the life expectancy rule. If the provisions of Subparagraphs (d)(2) (i) and (iii) do not apply, the Participant's interest mu


         Except as specifically  noted otherwise,  this amendment of the Plan is adopted to reflect  certain  provisions  of the  Economic  Growth and Tax Relief

Reconciliation Act of 2001 ("EGTRRA").  This amendment is intended as good faith compliance with the  requirements of EGTRRA and is to be construed in accordance with EGTRRA and guidance issued thereunder.  Except as otherwise provided,  this amendment  shall be  effective  as of the first  day of the Plan Year  beginning after December 31, 2001.

          7. This amendment shall supersede the provisions of the Plan to the extent those provisions are inconsistent with the provisions of this amendment.

     IN WITNESS WHEREOF, and as evidence of the adoption of this amendment, the Employer has caused the same to be executed by its duly authorized officers this 19th day of December, 2002.

ATTEST:                                     NAZARETH NATIONAL BANK AND TRUST
                                            COMPANY



/S/   Joy A. Betz                       By:   /S/   Scott V. Fainor
---------------------------------           ------------------------------------
      Secretary                               Scott V. Fainor, President & CEO